                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant    [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of Commission Only (as permitted by
         Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 SONOSITE, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
      0-11.

      (1)    Title of each class of securities to which transaction applies:

      (2)    Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)    Proposed maximum aggregate value of transaction:

      (5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)    Amount Previously Paid:

      (2)    Form, Schedule or Registration Statement No.:

      (3)    Filing Party:

      (4)    Date Filed:

                                [SONOSITE LOGO]




March 25, 2002



Dear Shareholder:


     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of SonoSite, Inc., which will be held on Tuesday, April 30, 2002, at 9:00 a.m., local time, at SonoSite's principal executive offices at 21919 30th Drive S.E., Bothell, Washington 98021-3904.


     At the annual meeting, you will be asked to consider and vote on proposals to amend the SonoSite, Inc. 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan, or 1998 Plan, to add performance goal criteria and to specify maximum amounts for certain types of awards, and to increase the number of shares issuable under the 1998 Plan, and to elect 10 directors to SonoSite's board of directors.


     SONOSITE'S BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED AMENDMENTS OF THE 1998 PLAN AND "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR.


     You should read carefully the accompanying notice of annual meeting of shareholders and the proxy statement for additional related information.


     Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage-prepaid envelope. Your stock will be voted in accordance with the instructions you have given in your proxy. If you attend the annual meeting, you may vote in person if you wish, even though you previously returned your proxy card. Your prompt cooperation will be greatly appreciated.


                                        Sincerely,


                                        /s/ Kevin M. Goodwin
                                        Kevin M. Goodwin
                                        President and Chief Executive Officer



       PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD.

                                 [SONOSITE LOGO]


                                 SONOSITE, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 30, 2002


     We will hold the 2002 Annual Meeting of Shareholders of SonoSite, Inc. at 9:00 a.m., local time, on Tuesday, April 30, 2002, at SonoSite's principal executive offices at 21919 30th Drive S.E., Bothell, Washington 98021-3904, for the following purposes:


     o to vote on a proposal to amend the SonoSite, Inc. 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan, or 1998 Plan, to add performance goal criteria and to specify the maximum amount for awards other than stock options and stock appreciation rights under the 1998 Plan,


     o to vote on a proposal to amend the 1998 Plan to increase the number of shares issuable under the 1998 Plan,


     o    to elect 10 directors of SonoSite, and


     o to transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.


     The board of directors fixed the close of business on March 13, 2002, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.


     The proposed amendments to the 1998 Plan will be approved if the number of votes cast, in person or by proxy, in favor of such proposals exceeds the number of votes cast against them. The directors elected will be the 10 candidates receiving the greatest number of votes cast, in person or by proxy, at the annual meeting.


     You are cordially invited to attend the annual meeting. To ensure your representation at the annual meeting, you are urged to mark, sign, date and return the enclosed proxy as promptly as possible in the enclosed postage-prepaid envelope, even if you plan to attend the annual meeting. The shares will be voted in accordance with the instructions you give in your proxy. You may revoke your proxy at any time before it is voted either by returning a proxy for the same shares bearing a later date, filing with the Secretary of SonoSite a written revocation bearing a later date or by attending the annual meeting and voting in person.


                                        By order of the Board of Directors


                                        /s/ Michael J. Schuh
                                        Michael J. Schuh
                                        Vice President-Finance,
                                        Chief Financial Officer and Secretary


Bothell, Washington
March 25, 2002

                                SONOSITE, INC.

                             ---------------------

                                PROXY STATEMENT

                             ---------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

     This proxy statement is being furnished to holders of shares of common stock of SonoSite in connection with the solicitation of proxies by our board of directors for use at our 2002 Annual Meeting of Shareholders to be held at SonoSite's principal executive offices at 21919 30th Drive S.E., Bothell, Washington 98021-3904, at 9:00 a.m., local time, on Tuesday, April 30, 2002. Matters to be considered at the annual meeting are set forth in the accompanying notice of annual meeting of shareholders. It is expected that this proxy statement and accompanying form of proxy will be mailed to shareholders on March 25, 2002.


Record Date; Shares Entitled to Vote; Vote Required

     Only our shareholders of record at the close of business on March 13, 2002, are entitled to notice of, and to vote at, the annual meeting. On that date there were 11,374,740 shares of common stock outstanding. The number of shareholders of record of our common stock on March 13, 2002, was 3,649. This figure does not include the number of shareholders whose shares are held by a broker or clearing agency, but does include each such brokerage house or clearing agency as one holder of record.


Revocability of Proxies

     Shares represented at the annual meeting by properly executed proxies will be voted at the annual meeting and, where the shareholder giving the proxy specifies a choice, the proxy will be voted in accordance with the specification so made. A proxy may be revoked by a shareholder at any time either by:

     o filing with the Secretary of SonoSite, prior to the annual meeting, either a written revocation or a duly executed proxy bearing a later date, or

     o attending the annual meeting and voting in person, regardless of whether a proxy has previously been given.

     Presence at the annual meeting will not revoke the shareholder's proxy unless such shareholder votes in person.


Quorum and Voting

     You will be entitled to one vote per share of common stock that you hold. You are not entitled to cumulative voting rights in the election of directors. Action may be taken on a matter submitted to shareholders at the annual meeting only if a quorum exists. The presence, in person or by proxy, of one-third of the outstanding shares of common stock entitled to vote as of the close of business on the record date constitutes a quorum. Abstentions and broker nonvotes will count toward establishing a quorum. Broker nonvotes occur when brokers holding shares in street name for beneficial owners do not receive instructions from the beneficial owners about how to vote the shares.

     Under applicable law and SonoSite's Restated Articles of Incorporation and Bylaws, if a quorum is present at the annual meeting: (1) the ten nominees for election of directors who receive the greatest number of votes cast for the election of directors by shares present in person or represented by proxy and entitled to vote shall be elected director, (2) the proposed amendments to the SonoSite, Inc. 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit

Plan, or 1998 Plan, to add performance goal criteria and to specify maximum amounts for certain awards will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it, and (3) the proposed amendment to the 1998 Plan to increase the number of shares issuable under the 1998 Plan will be approved if the number of votes cast in favor of such proposal exceeds the number of votes cast against it.

     Abstentions from voting and broker nonvotes will have no effect on the proposals to amend the 1998 Plan or on the election of directors because they will not represent votes cast at the annual meeting for the purpose of voting on the proposals or to elect directors.


Solicitation of Proxies

     Proxies may be solicited by our directors, officers and regular employees, without payment of any additional compensation to them. Proxies may be solicited in person, by mail or telephone. Any costs relating to such solicitation will be borne by us. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of common stock for their expenses in forwarding solicitation materials to beneficial owners.


          PROPOSAL 1: AMENDMENT OF 1998 PLAN TO ADD PERFORMANCE GOAL CRITERIA AND TO SPECIFY THE MAXIMUM AMOUNT FOR CERTAIN AWARDS

     The board of directors recommends the approval of amendments to the 1998 Plan (1) to define the applicable performance goals and (2) to set the maximum award amount for incentive compensation grants under the 1998 Plan, other than grants of stock options or stock appreciation rights, in a manner consistent with the rules and regulations governing the exclusion from the limitation on deductibility of compensation under Section 162(m) of the Internal Revenue Code of 1986, or the Code. On February 13, 2002, the board of directors unanimously approved the amendments subject to approval of the amendments by SonoSite's shareholders at the 2002 Annual Meeting of Shareholders.

     Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain employees in a taxable year to the extent that compensation exceeds $1,000,000 for a covered employee. It is possible that compensation attributable to incentive compensation, when combined with all other types of compensation received by a covered employee from SonoSite, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with applicable Treasury regulations issued under Section 162(m), compensation attributable to incentive compensation awards of cash and stock will qualify as performance-based compensation if the awards are based on the achievement of an objective performance goal or goals established by the compensation committee while the outcome is substantially uncertain, and approved by the shareholders.

     The board of directors believes the proposed amendments are necessary to ensure that any compensation expense that results from incentive compensation awards made under the 1998 Plan is deductible by SonoSite under Section 162(m) of the Code (other than awards of stock options and stock appreciation rights under the 1998 Plan, the compensation resulting from which SonoSite believes is fully deductible even in the absence of the proposed amendments).

     The principal features of the 1998 Plan are described below.

     The board of directors unanimously recommends that the shareholders vote "FOR" approval of these proposed amendments to the 1998 Plan.


        PROPOSAL 2: AMENDMENT OF 1998 PLAN TO INCREASE SHARES ISSUABLE
                                UNDER 1998 PLAN

     The board of directors recommends the approval of an amendment to the 1998 Plan to increase the number of shares of common stock issuable under the 1998 Plan by 500,000 from 1,500,000 to

2,000,000 shares. On February 13, 2002, the board of directors unanimously approved the increase subject to approval of the increase by SonoSite's shareholders at the 2002 Annual Meeting of Shareholders. As of the date of this proxy statement, 92,325 shares of SonoSite common stock remained available for future grant under the 1998 Plan. The board of directors believes that this increase is necessary for SonoSite to attract and retain the services of experienced and knowledgeable employees and directors in a competitive medical device industry where SonoSite's competitors use various stock option and equity participation plans to attract such individuals.

     The principal features of the 1998 Plan are described below.

     The board of directors unanimously recommends that the shareholders vote "FOR" approval of the amendment to increase the number of shares issuable under the 1998 Plan.


Description of the 1998 Plan

     The following summary of the 1998 Plan as proposed to be amended and its federal income tax consequences is qualified in its entirety by reference to the complete text of the amended and restated 1998 Plan, a copy of which is attached to this proxy statement as Appendix A. Other than the amendments described above, the material terms and conditions of the 1998 Plan will not change.

     The purpose of the 1998 Plan is to enhance the long-term shareholder value of SonoSite by offering opportunities to selected persons to participate in SonoSite's growth and success, and to encourage them to remain in the service of SonoSite and its subsidiaries and to acquire and maintain stock ownership in SonoSite.

     The 1998 Plan combines the features of a stock option plan, a stock appreciation rights plan, a restricted stock plan, a stock grant plan and a performance unit plan. It is a long-term incentive compensation plan and is designed to provide a competitive and balanced incentive and reward program for the employees, directors and selected consultants and independent contractors of SonoSite. While stock options, stock appreciation rights and restricted stock awards reward participants for appreciation in the market price of SonoSite common stock from the date of grant to the date of exercise or maturity, the performance unit element is designed to motivate employees, directors, consultants and independent contractors and reward them for achievement of specified significant measures of performance over extended periods of time.

     Stock options, stock appreciation rights, stock grants, restricted stock and performance units need not be granted simultaneously to all eligible participants. Awards under the 1998 Plan may be granted individually, from time to time, as the compensation committee of the board of directors determines.

     There are 2,000,000 shares of SonoSite common stock reserved for issuance upon the exercise of options, for the issuance of restricted stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the 1998 Plan, of which no more than 333,333 shares may be issued as restricted stock awards and stock grants. All share limits are subject to adjustment in the event of any changes in the outstanding stock of SonoSite.

     Eligibility to Receive Awards. Employees, directors, consultants and independent contractors of SonoSite selected by the compensation committee are eligible to receive awards of options, stock grants, stock appreciation rights, restricted stock grants and/or performance units under the 1998 Plan. As of March 14, 2002, approximately 300 employees, directors, consultants and independent contractors were eligible to participate in the 1998 Plan.

     Subject to adjustment from time to time due to capital adjustments, no more than 250,000 shares of common stock may be made subject to all awards under the 1998 Plan to any individual in the aggregate in any one fiscal year.

     Terms and Conditions of Stock Option Grants. The compensation committee is authorized under the 1998 Plan, in its discretion, to issue options under the 1998 Plan as "Incentive Stock Options" (as defined in Section 422 of the Code) or as "Nonqualified Stock Options" (defined in the 1998 Plan as being all other options granted under the 1998 Plan). The option price for each option granted under the 1998 Plan will be not less than 100% of the fair market value of SonoSite common stock on the date of grant, except that, with respect to any Nonqualified Stock Option, the option price may equal the average daily fair market value of SonoSite common stock calculated over any continuous period of trading days beginning and ending no more than 30 business days before or after the granting date of such option. For purposes of the 1998 Plan, "fair market value" means the average of the high and low sales prices of SonoSite common stock for the period in question as quoted on The Nasdaq National Market.

     Upon exercise, the option price is to be paid in full in cash or, to the extent permitted by the compensation committee, in SonoSite common stock owned by the optionee for at least six months and having a market value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock. The option price may also be paid by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by SonoSite to promptly deliver the exercise price to SonoSite. The option price under each option will remain constant during the life of such option, regardless of changes in the market value of SonoSite common stock. No cash consideration will be paid to SonoSite by optionees for the granting of any option. The optionee must pay to SonoSite applicable withholding taxes upon exercise of the option as a condition to receiving the share certificates. The withholding tax may be paid in cash or by the withholding or delivery of SonoSite common stock.

     Each option has a term of not more than 10 years from the date of grant, and may be exercisable in installments as prescribed by the compensation committee in the option grant. It is the present intention of the compensation committee that both Nonqualified Stock Options and Incentive Stock Options granted under the 1998 Plan generally become exercisable in annual installments of 25% of the number of shares initially granted, commencing on the first anniversary of the grant date. The terms under which options may be exercised following termination of the optionee's service to SonoSite or its subsidiaries depend upon the circumstances of such termination, as set forth in the 1998 Plan.

     The terms under which directors receive stock option grants under the 1998 Plan are set forth elsewhere in this proxy statement under the caption "Director Compensation." Because other awards under the 1998 Plan are discretionary, however, SonoSite cannot currently determine the size of other grants of stock options (except that such grants shall not exceed the share limitation described above), or the recipients of those grants, to be made in the future. The following table lists, for purposes of comparison, the options granted in 2001 under the 1998 Plan:




Name and Position                                                                Number of Shares
------------------------------------------------------------------------------- -----------------
Kevin M. Goodwin ..............................................................       62,500
 President, Chief Executive Officer and Director
Bradley G. Garrett ............................................................       10,000
 Chief Customer Fulfillment Officer
Jens U. Quistgaard, Ph.D. .....................................................       30,000
 Chief Product and Marketing Officer
Michael J. Schuh ..............................................................       30,000
 Vice President--Finance, Chief Financial Officer and Secretary
Named executive officers, as a group (four people) ............................      132,500
Directors who are not executive officers, as a group (nine people) ............       55,000
Employees who are not executive officers, as a group (approx. 250 people) .....            0

     As of March 13, 2002, the closing sales price of a share of SonoSite common stock was $19.75 as reported on the Nasdaq National Market.

     Stock Appreciation Rights. Under the 1998 Plan the compensation committee is authorized to grant stock appreciation rights, or SARs, to eligible employees, directors, consultants and independent contractors of SonoSite. A SAR is an incentive award that permits the holder to receive (per share covered by the SAR) an amount equal to the amount by which the fair market value of a share of SonoSite common stock on the date of exercise exceeds the fair market value of such share on the date the SAR was granted, which is referred to as the "base price."

     The compensation committee may grant a SAR separately or in tandem with a related option and may grant both "general" and "limited" SARs. A general SAR granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a SAR will generally be equal to the option price under the related option. Upon the exercise of a tandem SAR the related option will be deemed to be exercised for all purposes of the 1998 Plan and vice versa.

     A general SAR granted separately and not in tandem with any option will have such terms as the compensation committee may determine, subject to the provisions of the 1998 Plan. Under the 1998 Plan the base price of a stand-alone SAR may not be less than the fair market value of the SonoSite common stock determined as in the case of a Nonqualified Stock Option. The term of a stand-alone SAR may not be greater than 10 years from the date it was granted.

     A limited SAR may be exercised only during the 90 days immediately following a "change in control" (as defined in the 1998 Plan). For the purpose of determining the amount payable upon exercise of a limited SAR, the fair market value of a share of SonoSite common stock will be equal to the higher of
(1) the highest fair market value of the SonoSite common stock during the 90-day period ending on the date the limited SAR is exercised, determined as in the case of an option, or (2) whichever of the following is applicable:

   (1) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 days preceding the exercise of the limited right;

   (2) the fixed or formula price for the acquisition of shares of SonoSite common stock in a merger or similar agreement approved by the shareholders or board of directors, if such price is determinable on the date of exercise; and

   (3) the highest price per share paid to any shareholder of SonoSite in a transaction or group of transactions giving rise to the exercisability of the limited right.

     General SARs granted in tandem with a related option are payable in cash, SonoSite common stock or any combination of cash and common stock as determined in the sole discretion of the compensation committee. Limited SARs are payable only in cash. General stand-alone SARs are also payable only in cash, unless the compensation committee provides otherwise at the time of grant.

     Unless otherwise provided by the compensation committee at the time of grant, the provisions of the 1998 Plan relating to the termination of employment of a holder of a stock option will apply equally to the holder of a SAR.

     Restricted Stock Awards. The compensation committee is authorized under the 1998 Plan to issue restricted shares of SonoSite common stock to eligible employees, directors, consultants and independent contractors of SonoSite. The consideration received for such shares by SonoSite is the payment in cash of an amount equal to the par value of the shares and past services of the participant. The recipient of restricted stock will be recorded as a shareholder of SonoSite and will have, subject to the restrictions described below, all the rights of a shareholder with respect to such shares and will receive all dividends or other distributions made or paid with respect to such shares. The shares themselves and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of SonoSite will be subject to the restrictions described below.

     The compensation committee will determine the length of time, not to exceed six months from the date of grant, during which the restricted stock may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer of the restricted stock to SonoSite upon termination of the holder's employment. This time period is the "restricted period." In the event of the normal retirement or death of the recipient during the restricted period, the restrictions on the shares will immediately lapse. In the event of the early retirement of the recipient during the restricted period, the restrictions on the shares will continue until they lapse in accordance with the terms of the grant. If the recipient's services to SonoSite terminates during the restricted period for any reason other than the retirement or death of the recipient, the shares of restricted stock held by the recipient will be forfeited to SonoSite and the recipient must immediately transfer and return the certificates for the restricted stock, if any have been issued to the recipient, to SonoSite.

     Stock Grant Awards. The 1998 Plan authorizes the compensation committee to issue shares of SonoSite common stock to nonofficer employees of SonoSite. The consideration received for such shares by SonoSite is the payment in cash of an amount equal to the par value of the shares and past services. Each recipient of a stock grant may receive a cash award at the time of grant in an amount sufficient to offset the recipient's estimated tax liabilities arising from the grant.

     Performance Unit Awards. The 1998 Plan authorizes the compensation committee to issue performance unit awards to the eligible employees, directors, consultants and independent contractors of SonoSite. Performance units awarded under the 1998 Plan will have a base value, expressed in dollars, determined by the compensation committee on the day on which the award is granted, which generally will be the fair market value of SonoSite common stock on such day. This value is the "unit base value." The actual amount paid to the employee, consultant or independent contractor, as the case may be, by SonoSite when the award matures at the end of the performance period will depend on the achievement of the performance goals set by the compensation committee at the time the award is made.

     A performance unit award will terminate if the services of the participant for SonoSite or its subsidiaries ceases during the performance period, except as the compensation committee otherwise determines, and except in the case of death, normal or early retirement or disability occurring after the first anniversary of the date of grant of the award, in which event, if the performance measure is met, a pro rata portion of the award will be paid based on the elapsed time of the award cycle prior to death, retirement or disability.

     No payment of a performance unit award will be made prior to the end of a performance period, except as the compensation committee otherwise determines and except in the case of death, in which event the participant's beneficiary or legal representative may elect, subject to the approval of the compensation committee, to have the participant's pro rata portion of the award paid at the end of the year in which death occurred.

     Performance Goals. Restricted stock, stock grant awards and performance units granted under the 1998 Plan to persons subject to or anticipated to be subject to Section 162(m) of the Code will be based on (1) individual targets set by the compensation committee in writing with respect to a particular performance period and (2) the performance goal or goals for the performance period. The performance period for any award will be set by the compensation committee in its sole discretion, but will not exceed 36 months. The compensation committee, in its sole discretion, will establish targets and performance goals applicable to a particular award at a time and in a manner consistent with Section 162(m) of the Code, and they may include one or more of the following: (1) earnings, (2) earnings per share, (3) revenue, (4) expenses,
(5) net interest margin, or (6) return on equity, with respect to SonoSite and/or any operating unit of SonoSite. The performance goals may be adjusted for unusual items during a performance period in accordance with factors adopted by the compensation committee. Further, the compensation committee, in its sole discretion, may reduce the maximum amount of a participant's award under the 1998 Plan to an amount below the maximum award described below. The compensation committee must certify in writing the extent to which the applicable performance goal or goals have been achieved or exceeded prior to making the award.

     Maximum Award. Awards of restricted stock, stock grant awards and performance units under the 1998 Plan to any individual with respect to any performance period shall not exceed 200% of the annualized highest rate of base salary paid to any executive of SonoSite for 2000, as reported in SonoSite's proxy statement for the 2001 annual meeting of shareholders.

     Administration. The compensation committee will be authorized to administer the 1998 Plan and will consist of two or more outside, non-employee members of the board of directors. If at any time an insufficient number of outside, non-employee directors is available to serve on the compensation committee, other directors may serve on the compensation committee, except that no awards will be made under the 1998 Plan if such awards would fail to meet the requirements of Section 16(b) of the Securities Exchange Act of 1934, or Exchange Act, or Section 162(m) of the Code by virtue of such directors' service on the compensation committee.

     Federal Income Tax Consequences. The proposed amendments will have no effect upon the tax consequences to SonoSite and to recipients of awards of stock options and stock appreciation rights made under the 1998 Plan. Nor will the amendments have any effect upon the tax consequences of other types of awards under the 1998 Plan not made subject to performance conditions.

     With respect to incentive compensation awards payable in cash and stock made under the 1998 Plan granted after the Annual Meeting of Shareholders and made subject to a performance condition, the holder will recognize ordinary income when the award vests. If the amendments subject to Proposal 1 are approved by the shareholders, SonoSite will be entitled to a deduction equal to the amount of income recognized by the holder of such an award subject to a performance condition. However, if the amendments subject to Proposal 1 are not approved by shareholders, deductibility by the Company with respect to such an award may be limited by Section 162(m) of the Code.


                       PROPOSAL 3: ELECTION OF DIRECTORS

     At the annual meeting, 10 directors are to be elected to hold office for a term of one year and, in each case, until his successor shall be elected and shall qualify. The board of directors has no reason to believe that any of the nominees listed below will be unable to serve as a director. If, however, any nominee becomes unavailable, the proxies will have discretionary authority to vote for a substitute nominee.

     Unless authority to do so is withheld, the persons named as proxies in the accompanying proxy will vote "FOR" the election of the nominees listed below.

     The following table sets forth the name and age of each nominee for election as a director, the positions and offices held by the nominee with SonoSite and the period during which the nominee has served as a director of SonoSite.


Nominees




                                                                                           Director
Name                               Age         Positions And Offices With SonoSite          Since
--------------------------------- ----- ------------------------------------------------- ---------
Kirby L. Cramer .................  65   Chairman of the Board of Directors                  1998
Kevin M. Goodwin ................  44   President, Chief Executive Officer and Director     1998
Edward V. Fritzky ...............  51   Director                                            1998
Steven R. Goldstein, M.D. .......  51   Director                                            1998
Ernest Mario, Ph.D. .............  64   Director                                            1999
William G. Parzybok, Jr. ........  59   Director                                            1998
Jeffrey Pfeffer, Ph.D. ..........  55   Director                                            1998
Dennis A. Sarti, M.D. ...........  59   Director                                            1998
Richard S. Schneider, Ph.D. .....  61   Director                                            2001
Jacques Souquet, Ph.D. ..........  54   Director                                            1998

     Kirby L. Cramer has served as our Chairman of the board of directors since April 1998. Since 1991, Mr. Cramer has served as Chairman Emeritus of Hazelton Laboratories Corporation, a contract biological and chemical research laboratory, which was acquired by Corning Inc. in 1987. Since 1993, he also has served as Chairman of Northwestern Trust Company, a wealth management company. From 1968 to 1987, Mr. Cramer served as Chief Executive Officer of Hazelton Laboratories

Corporation. In addition to the above, Mr. Cramer is a member of the boards of directors of Immunex Corporation, a biotechnology company, DJ Orthopedics Corporation, an orthopedic device company, Life Sciences Research, Inc., a contract clinical testing laboratory, The Commerce Bank of Washington, N.A., Landec Corporation, a material science company, and Array Biopharma, a biopharmaceutical company. Mr. Cramer holds a B.A. degree from Northwestern University and a M.B.A. degree from the University of Washington and is a graduate of the Harvard Business School's Advanced Management Program.

     Kevin M. Goodwin has served as our President, Chief Executive Officer and a director since April 1998. From February 1997 to April 1998, Mr. Goodwin served as Vice President and General Manager of ATL Ultrasound, Inc.'s handheld systems business group. From August 1991 to February 1997, Mr. Goodwin served as Vice President and General Manager of ATL Ultrasound's businesses in Asia, the Pacific and Latin America. From 1987 to August 1991, Mr. Goodwin served in a variety of sales positions at ATL Ultrasound. From 1980 to 1987, Mr. Goodwin served in various management positions with American Hospital Supply, Picker International, and Baxter Healthcare Corporation, all medical equipment and supply distributors. Mr. Goodwin holds a B.A. degree from Monmouth College, with an emphasis on hospital management, and attended the Executive Program at the Stanford Graduate School of Business.

     Edward V. Fritzky has served as a director of SonoSite since April 1998. Mr. Fritzky has served as Chairman of the board and Chief Executive Officer of Immunex Corporation, a biotechnology company, since January 1994. From 1992 to 1994, he served as President of Lederle Laboratories, a division of American Cyanamid Company, a pharmaceutical and chemical company. Mr. Fritzky was Vice President of Lederle Laboratories from 1989 to 1992. Prior to joining Lederle Laboratories, he was an executive at Searle Pharmaceuticals, Inc., a subsidiary of the Monsanto Company, a pharmaceutical and chemical company. During his tenure at Searle, Mr. Fritzky was Vice President, Marketing for the United States and later President and General Manager of Searle Canada, Inc., a joint venture with Lorex Pharmaceuticals. Mr. Fritzky also serves on the board of directors of Geron Corporation, a biopharmaceutical company. Mr. Fritzky holds a B.A. degree from Duquesne University and is a graduate of the Advanced Executive Program at the J.L. Kellogg Graduate School of Management at Northwestern University.

     Steven R. Goldstein, M.D. has served as a director of SonoSite since April 1998. Since 1995, he has served as Professor of Obstetrics and Gynecology at New York University School of Medicine. Since July 1980, Dr. Goldstein has held various positions as a doctor of Obstetrics and Gynecology at New York University Medical Center, serving as Director of Gynecological Ultrasound since 1994, and as Co-Director of Bone Densitometry for the Department of Obstetrics and Gynecology since 1997. Dr. Goldstein holds an M.D. degree from New York University School of Medicine and completed his residency in Obstetrics and Gynecology at New York University-affiliated hospitals in 1980.

     Ernest Mario, Ph.D. has served as a director of SonoSite since December 1999. Dr. Mario serves as Chairman and Chief Executive Officer of Apothogen, Inc., a pharmaceutical company. Prior to joining Apothogen in 2002, Dr. Mario served as Chairman of the board and Chief Executive Officer of ALZA Corporation, a manufacturer of therapeutic drug delivery systems. Prior to joining ALZA, Dr. Mario served as Chief Executive of Glaxo Holdings plc, a pharmaceutical corporation, from May 1989 to March 1993, and as Deputy Chairman from January 1992 to March 1993. Prior to that time, Dr. Mario served as Chairman and Chief Executive Officer of Glaxo, Inc., a subsidiary of Glaxo Holdings, from 1988 to 1989 and as President and Chief Operating Officer of Glaxo, Inc. from 1986 to 1988. Dr. Mario is also a director of Catalytica Energy Systems, Inc., a biotechnology company, Orchid Biosciences, Inc., a biotechnology company, COR Therapeutics, Inc., a cardio-therapeutics company, and Pharmaceutical Product Development, Inc., a pharmaceutical product company. Dr. Mario holds a B.S. from Rutgers University and M.S. and Ph.D. degrees in physical sciences from the University of Rhode Island. He is an adjunct professor of pharmacy at the University of Rhode Island, and holds honorary doctorates from the University of Rhode Island and Rutgers University.

     William G. Parzybok, Jr. has served as a director of SonoSite since May 1998. From February 1991 to July 1998, Mr. Parzybok was Chairman of the board and Chief Executive Officer of

Fluke Corporation, a manufacturer of electronic test and measurement instruments. From 1988 to 1991, he served as Vice President and General Manager of various groups of Hewlett-Packard Company, a computer hardware and instrument manufacturer. Mr. Parzybok is a director of Penford Corporation, a specialty chemical company, and WRQ, Inc., a software company. Mr. Parzybok holds B.S. and M.S. degrees from Colorado State University.

     Jeffrey Pfeffer, Ph.D. has served as a director of SonoSite since April 1998. He is the Thomas D. Dee II Professor of Organizational Behavior at the Graduate School of Business at Stanford University, where he has been a faculty member since 1979. He also served on the faculty at the University of Illinois and the University of California at Berkeley and served as the Thomas Henry Carroll-Ford Foundation Visiting Professor of Business Administration at Harvard Business School. Dr. Pfeffer is a member of the boards of directors of Portola Packaging, Inc., a plastic closure manufacturer, Actify, Inc., a three-dimensional software company, Audible Magic Corporation, an internet software company, and Unicru, Inc., an application service provider of hiring management systems. Dr. Pfeffer holds B.S. and M.S. degrees from Carnegie Mellon University and a Ph.D. from Stanford University.

     Dennis A. Sarti, M.D. has served as a director of SonoSite since July 1998. Since December 2001, Dr. Sarti, a radiologist, has served as Medical Director of Beverly Radiology Medical Group. From October 1993 to November 2000, Dr. Sarti served as Chairman of the Department of Medical Imaging at St. John's Health Center in Santa Monica, California. Since April 1994, he has also served as director of the Technology Steering Committee for St. John's Health Center. From July 1978 to July 1986, Dr. Sarti served as the Director of Diagnostic Ultrasound at the UCLA School of Medicine. Dr. Sarti holds a B.S. degree from St. Vincent's College and an M.D. degree from the University of Pittsburgh School of Medicine.

     Richard S. Schneider, Ph.D. has served as director of SonoSite since April 2001. From October 1990 until his retirement in June 1999, Dr. Schneider was general partner of Domain Associates in Princeton, New Jersey, a venture capital management firm focused on life sciences. From April 1986 to July 1990, he served as Vice President of 3i Ventures Corporation, a venture capital company. From June 1983 to December 1989, he served as President of Biomedical Consulting Associates, a biomedical products consulting company. From 1967 to June 1983, he was Vice President and founder of Syva Corporation, a diagnostics company that was part of Syntex Corporation, a pharmaceutical company. Dr. Schneider is a member of the boards of directors of Landec Corporation, a material science company, Selective Genetics Inc., a gene therapy company, and MitoKor, a mitochondrial sciences company. Dr. Schneider holds a B.S. degree in chemistry from the University of California, Berkeley and a Ph.D. degree in organic chemistry from the University of Wisconsin. Dr. Schneider also completed post-doctoral studies at the Massachusetts Institute of Technology and attended the Stanford Graduate School of Business.

     Jacques Souquet, Ph.D. has served as a director of SonoSite since April 1998. Dr. Souquet has served as Chief Technology Officer of Philips Medical Systems since January 2001. From June 1993 to December 2000, Dr. Souquet served as Chief Technology Officer and Senior Vice President for Product Generation at ATL Ultrasound, which was acquired by Philips Medical Systems in September 1998. From March 1989 to June 1993, Dr. Souquet served as Director of Strategic Marketing and Product Planning and Vice President for Product Generation of ATL Ultrasound. He joined ATL Ultrasound in August 1981 as a principal scientist in the cardiology division. Dr. Souquet received a High Engineering Degree from Ecole Superieure d'Electricite of Paris, France, a Ph.D. degree from Orsay University of France in the field of optical memory, and a second Ph.D. degree from Stanford University in the field of new acoustic imaging techniques for medical ultrasound applications and nondestructive testing.

     The board of directors unanimously recommends a vote "FOR" the election of the nominees.

Director Compensation

     Directors who are employees of SonoSite do not receive any fee for their services as directors. Directors who are not employees of SonoSite are paid an annual retainer plus $1,000 for each sequence of board of directors and committee meetings attended. Any nonemployee director serving as Chairman of the board is paid an additional annual retainer. We also reimburse directors for reasonable expenses they incur in attending meetings of the board. In 2001, the annual retainer for nonemployee directors was $16,000, and the additional annual retainer for the Chairman was $75,000. On February 13, 2002, the board of directors approved an increase, effective January 1, 2002, in the annual retainer from $16,000 to $20,000 for nonemployee directors who are not the Chairman. The board of directors has not approved any change in the annual retainer for the Chairman.

     Directors are eligible to receive options to purchase shares of our common stock under our 1998 Plan. Under the 1998 Plan, we have established a program under which each nonemployee director automatically receives an option to purchase 10,000 shares of our common stock on the date of his or her initial election or appointment as director. Each nonemployee director thereafter receives an option to purchase 5,000 shares of our common stock immediately following the next year's annual meeting of shareholders and each annual meeting of shareholders thereafter for as long as the director serves on our board. In lieu of these grants, a nonemployee director elected as Chairman of our board will receive, upon his or her initial election to this position, an option to purchase 25,000 shares of our common stock. The Chairman will thereafter automatically receive an option to purchase 10,000 shares of our common stock immediately following the next year's annual meeting of shareholders and each annual meeting of shareholders thereafter. All options have an exercise price equal to the fair market value of the common stock on the date of grant. Options vest in full and become exercisable 12 months after the date of grant, assuming a director's continued service on our board of directors during this time. Options expire on the tenth anniversary of the date of grant, subject to earlier termination if a director ceases to be a director. Immediately prior to a merger, consolidation, liquidation or similar reorganization of SonoSite, an option granted under the 1998 Plan these plans may be exercised in whole or in part, regardless of whether the vesting schedule for the options has been satisfied.

     On February 13, 2002, the board of directors approved an increase, effective upon the conclusion of the 2002 Annual Meeting of Shareholders, in the initial option grant from 10,000 to 20,000 shares and in the annual option grant from 5,000 to 15,000 shares of common stock for nonemployee directors who are not the Chairman. The board of directors has not approved any change in the number of options to be granted to the Chairman.


Information on Committees of the Board of Directors and Meetings

     We have established a compensation committee and an audit committee. Each of these committees is responsible to the board of directors and its activities are subject to approval of the board. The functions performed by these committees are summarized below.

     Compensation Committee. The compensation committee's responsibilities include:

     o reviewing and approving the compensation and benefits for directors and our executive officers;

     o    administering our incentive compensation and benefits plans; and

     o making recommendations to the board of directors regarding such matters.


     The members of the compensation committee currently are Dr. Pfeffer (Chairman), Dr. Mario, Dr. Sarti and Dr. Schneider. There were four compensation committee meetings in 2001.

     Audit Committee. The audit committee's responsibilities include:

     o    facilitating our relationship with independent auditors;

     o reviewing and assessing the performance of accounting and finance personnel within SonoSite;

     o communicating to the full board of directors the results of work performed by and issues raised by our independent auditors and legal counsel; and

     o evaluating our management of assets and reviewing policies relating to asset management.

     The members of the audit committee currently are Mr. Parzybok (Chairman), Dr. Goldstein and Mr. Fritzky. There were four audit committee meetings in 2001.

     In 2001, there were six meetings of the board of directors. Each board member attended at least 75% of the meetings of the board, except for Dr. Goldstein, who attended 50% of our board meetings, Dr. Sarti, who attended 67% of our board meetings, and Dr. Souquet, who attended 67% of our board meetings. Each board member attended at least 75% of the meetings of each committee of which he was a member, except for Dr. Sarti, who attended 50% of the compensation committee meetings while a member of the committee.


Compensation Committee Interlocks and Insider Participation

     None of our executive officers serves as a member of the compensation committee or board of directors of any entity that has an executive officer serving as a member of our compensation committee or board of directors.


                               EXECUTIVE OFFICERS

     Our executive officers and their ages as of December 31, 2001, are as follows:

                                                                                                   Officer
Name                                   Age                        Positions                         Since
-----------------------------------   -----   -------------------------------------------------   --------
Kevin M. Goodwin ..................    44     President, Chief Executive Officer and Director       1998
Bradley G. Garrett ................    51     Chief Customer Fulfillment Officer                    2000
Jens U. Quistgaard, Ph.D. .........    38     Chief Product and Marketing Officer                   1998
Michael J. Schuh ..................    41     Vice President -- Finance, Chief Financial            2000
                                              Officer and Secretary

     Kevin M. Goodwin biographical summary included under "Directors."

     Bradley G. Garrett has served as our Chief Customer Fulfillment Officer since October 2001. From April 2000 to September 2001, Mr. Garrett served as our Vice President -- Operations. From February 1998 to April 2000 Mr. Garrett served as Vice President of Operations for Laughlin-Wilt Group, a contract manufacturer of printed circuit assemblies and electronic products. From August 1995 to December 1997, Mr. Garrett served as Vice President of Operations for Advanced Input Devices, a manufacturer of custom keyboards and input devices. From 1988 to 1995, Mr. Garrett served as Director of Systems Operations for ATL Ultrasound. Mr. Garrett holds B.A. and M.B.A. degrees from the University of Oregon.

     Jens U. Quistgaard, Ph.D. has served as our Chief Product and Marketing Officer since October 2000. From April 2000 to October 2000, Dr. Quistgaard served as our Vice President -- Product Development, and from April 1998 to April 2000, he served as our Vice President -- Product Development and Operations. From February 1997 to April 1998, Dr. Quistgaard served as Executive Director of ATL Ultrasound's handheld systems business group. From July 1995 to January 1997, Dr. Quistgaard served as Chief of the senior technology staff of ATL Ultrasound. He joined ATL Ultrasound in 1990, as a senior engineer. Dr. Quistgaard holds a B.S. degree in mathematics and computational sciences from Stanford University and M.S. and Ph.D. degrees in electrical engineering from the University of Washington.

     Michael J. Schuh has served as our Vice President -- Finance, Chief Financial Officer and Secretary since July 2000. From December 1999 to June 2000, Mr. Schuh served as the Chief Operating Officer and Chief Financial Officer of Capital Associates, a leasing company. From June 1986 to November 1999, Mr. Schuh worked in various positions at Leasetec Corporation, a high technology leasing company, serving as Vice President-Finance from July 1997 to November 1999, Director of Strategic Planning and Acquisitions from January 1995 to July 1997, European Finance Director from June 1991 to January 1995 and Corporate Controller from June 1986 to June 1991. From August 1982 to June 1986, Mr. Schuh worked at Deloitte Haskins & Sells, an accounting firm. Mr. Schuh holds a B.A. degree in accounting from the University of Wisconsin.

                             EXECUTIVE COMPENSATION


Compensation Summary

     The following table sets forth information regarding compensation paid to our chief executive officer and our other named executive officers for the last three years.

                                                                              Long-Term
                                                                               Awards
                                                                           --------------
                                              Annual Compensation           Common Stock      All Other
                                        --------------------------------     Underlying      Compensation
Name and Principal Position              Year       Salary       Bonus       Options (#)         (1)
-------------------------------------   ------   -----------   ---------   --------------   -------------
Kevin M. Goodwin ....................   2001      $275,000     $    --         100,000          $8,201
President and Chief Executive Officer   2000       279,900          --              --           9,398
                                        1999       225,000          --          30,000           8,941
Jens U. Quistgaard ..................   2001       203,846          --          30,000           7,301
Chief Product and Marketing Officer     2000       194,807          --          15,000           7,302
                                        1999       162,308          --          20,000           6,816
Bradley G. Garrett (2) ..............   2001       178,077          --          10,000           1,151
Chief Customer Fulfillment Officer      2000       119,300      34,275          80,000           3,680
Michael J. Schuh (3) ................   2001       170,769          --          30,000           3,532
Vice President -- Finance, Chief        2000        68,653      20,000          60,000         120,378
Financial Officer and Secretary

----------
(1) Unless otherwise indicated, All Other Compensation consists of employer-matching contributions made to the SonoSite 401(k) Retirement Savings Plan and group term life premiums paid by SonoSite.

(2) 2000 salary for Mr. Garrett represents compensation received from April 17, 2000, through December 31, 2000. All Other Compensation for 2000 represents $1,523 in closing costs on the sale of Mr. Garrett's home and $2,157 for employer-matching 401(k) contributions and group term life insurance premiums paid by SonoSite.

(3) 2000 salary for Mr. Schuh represents compensation received from July 24, 2000 through December 31, 2000. All Other Compensation for 2000 represents $70,372 for a relocation allowance, including the net closing costs on the sale of Mr. Schuh's house, $46,274 for the tax gross-up, and $3,732 for employer-matching 401(k) contributions and group term life premiums paid by SonoSite.


Option Grants in 2001

     The following table sets forth information regarding stock options granted to our named executive officers during the year ended December 31, 2001.



                                                                                           Potential Realizable
                                                                                             Value at Assumed
                                             Percent of                                       Annual Rates of
                               Number of        Total                                           Stock Price
                               Securities      Options                                       Appreciation for
                               Underlying    Granted to     Exercise                          Option Term (3)
                                Options     Employees in   Price Per      Expiration     -------------------------
Name                          Granted (#)   2001 (%) (1)   Share (2)         Date             5%          10%
---------------------------- ------------- -------------- ----------- ------------------ ----------- -------------
Kevin M. Goodwin ...........    100,000          13.79     $  14.57     April 24, 2011    $916,299    $2,322,083
Jens U. Quistgaard .........     30,000           4.14        14.57     April 24, 2011     274,890       696,625
Michael J. Schuh ...........     20,000           2.76        15.25   February 8, 2011     191,813       486,091
                                 10,000           1.38        14.57     April 24, 2011      91,630       232,208
Bradley G. Garrett .........     10,000           1.38        14.57     April 24, 2011      91,630       232,208

----------
(1)   Based on a total of 724,950 options granted to employees during 2001.

(2) The exercise price per share is the average of the high and low sales prices of our common stock as reported on the date of the grant by the Nasdaq National Market.

(3) The assumed rates of appreciation are prescribed by the Securities and Exchange Commission for illustrative purposes only and are not intended to forecast or predict future stock prices.


Option Exercises and Year-End Values

     The following table sets forth information regarding the net value realized on the exercise of options during 2001 and the value of outstanding options at December 31, 2001 by our named executive officers.




                                                                    Number of Securities
                                                                   Underlying Unexercised         Value of Unexercised
                                                                         Options (#)          In-the-Money Options ($) (2)
                              Shares Acquired        Value      ----------------------------- ----------------------------
Name                          on Exercise (#)   Realized($) (1)  Exercisable   Unexercisable   Exercisable   Unexercisable
---------------------------- ----------------- ---------------- ------------- --------------- ------------- --------------
Kevin M. Goodwin ...........        --                 $--          127,500        152,500      $2,262,971     $1,968,534
Jens U. Quistgaard .........        --                  --           77,637         72,500       1,348,376        978,469
Bradley G. Garrett .........        --                  --           20,000         70,000          64,075        303,425
Michael J. Schuh ...........        --                  --           15,000         75,000              --        320,000

----------
(1) The value realized upon exercise of an option is the difference between the fair market value of the shares received upon exercise, valued on the exercise date, and the exercise price paid.

(2) The value of the unexercised options is calculated based on the closing price of our common stock as reported on the Nasdaq National Market on December 31, 2001, which was $25.69 per share.


Change-in-Control Arrangements

     Change-in-Control Agreements. We have entered into change-in-control agreements with Messrs. Garrett, Goodwin and Schuh and Dr. Quistgaard. These agreements, which are substantially similar to each other, provide that, in the event of a change in control of SonoSite (as defined in the agreements), if the executive continues to be employed by the surviving company, is terminated for any reason other than death, disability or for cause, or terminates his employment for good reason (as disability, cause, and good reason are defined in the agreements), the executive will receive an annual base salary that is no less than the annual base salary in effect immediately before the change in control and an annual bonus equal to at least the average of the three annual bonuses paid to the executive in the three years prior to the change in control. The agreements also provide that in these circumstances the executive will be entitled to continue participating in our employee benefits plans and welfare benefits plans or programs. If the executive is terminated for cause or due to the expiration of his change-in-control agreement, or if he terminates his employment other than for good reason, the executive will receive only his salary and any accrued benefits for the period of service prior to such termination. The agreements also provide that if, following a change in control, the executive's employment is terminated for any reason other than death, disability or for cause, or if the executive terminates his employment for good reason, we must make severance payments equal to two times the sum of the executive's annual base salary, and an additional payment equal to the percentage of the executive's base salary that was paid as a bonus for the fiscal year ended immediately prior to the change in control or, if no bonus was paid in the prior year, an additional payment of 10% of base salary. The agreements also provide for payments to the executive if the executive suffers a disability while employed by us and provides for payments to the executive's estate if the executive dies while employed by us.

     1998 Plan. Under the 1998 Plan (and under our Management Incentive Compensation Plan, which incorporates the terms of the 1998 Plan with respect to stock options), upon a change in control each outstanding option and stock appreciation right will automatically become exercisable in full for the total remaining number of shares covered by the option or stock appreciation right. In addition, during the 90-day period following a change in control, an optionee may choose to receive cash equal to the difference between the exercise price of the option and the fair market value of a share of common stock of SonoSite as determined pursuant to the 1998 Plan (except for optionees with related stock appreciation rights and, in the case of a director or executive officer, any director or executive officer who received an option without related stock appreciation rights and during the six-month period prior to the change in control), in lieu of exercising the option and paying the option price. All restrictions on shares of restricted stock, if any are granted under the 1998 Plan, will lapse upon a change in control, and performance units, if any are granted under the 1998 Plan, will be paid (unless the optionee has previously had his or her benefits deferred by the compensation committee in which case this payment is also deferred) pro rata to the date of a change in control, and all amounts otherwise deferred by SonoSite and any employee in connection with performance units will be distributed.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the compensation committee of our board of directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.

     The current members of the compensation committee of the board of directors are Jeffrey Pfeffer, Ph.D. (Chairman), Ernest Mario, Ph.D., Dennis A. Sarti, M.D. and Richard S. Schneider, Ph.D., all of whom are nonemployee directors. Drs. Pfeffer, Mario and Sarti served on the compensation committee for the entire year of 2001, and Dr. Schneider's service on the committee began on April 24, 2001. The compensation committee is responsible for SonoSite's executive compensation program and for administering the 1998 Plan, under which stock option grants and other types of incentive compensation may be made to executive officers. On an annual basis, the compensation committee evaluates the performance and compensation of SonoSite's executive officers.

     Our executive compensation philosophy is based on two key elements. The first is to attract and retain talented executive personnel by paying them market or a premium to market base salary. Offering market or premium to market base salary is designed to provide the executive personnel with the benefits of a stable base compensation that is comparable to what they would receive from most of our competitors. The second element is to provide executive personnel with a substantial equity position in the form of stock options. These stock options link individual compensation to individual contribution and company performance, and align the executives' financial interests with those of our shareholders.

     Base Salaries. We determined at the time of our spin-off from ATL Ultrasound in April 1998 that our executive officers would not be eligible for an increase in base salary until 2000. In 2000, the compensation committee undertook a review of the compensation levels of our executive officers in comparison to executive salary information for publicly held medical device companies having market capitalization comparable to ours. It was then, and remains, our intention that once our executive officers' base salaries were brought up to a level representing market or a premium to market base salary, we would make adjustments as necessary to maintain them at market or a premium to market, but we would not otherwise routinely increase our executive officers' base salaries.

     In 2000, based on the compensation committee's review of the historical base salary of Kevin Goodwin, our President and Chief Executive Officer, and the current base salaries of the chief executive officers of a comparison group of selected publicly traded medical device companies and after considering our performance during the previous year, the compensation committee recommended that the board increase Mr. Goodwin's base salary to $275,000. The comparison group of publicly traded medical device companies consisted of AnthroCare Corp., Cytyc Corporation, VidaMed, Inc., Sonus Pharmaceuticals, Inc. and Somnus Medical Technologies, Inc. The compensation committee believes that the comparison group was representative of industry norms in early 2000. During 2001, the compensation committee did not recommend to the board any change in Mr. Goodwin's base salary, and it remained $275,000.

     Based on the compensation committee's year 2000 review of our executive officer base salaries and after considering our performance during the previous year, the compensation committee also recommended at that time that the board increase the base salaries of certain of our executive officers, in line with industry and geographic comparables. Dr. Quistgaard, one of our named executive officers, was among those receiving a base salary increase in 2000. Dr. Quistgaard's base salary remained unchanged during 2001. In 2001, we recommended that the board increase the base salaries of our other two named executive officers, Messrs. Garrett and Schuh, in light of additional responsibilities assumed by Mr. Garrett and in order to bring Mr. Schuh's base salary up to a level representing market or a premium to market for his position.


     Stock Option Grants. Stock options are granted to provide a long-term incentive opportunity that is directly linked to increase in shareholder value. Generally, they are granted with an exercise price at least equal to the market value of common stock on the date of the grant, have a term of 10 years, and become exercisable in 25% annual increments beginning one year after the date of grant. The compensation committee considers the officers' performance during the past year when determining the amount of stock options to be granted to the executive officers.


     During 2001, 170,000 options were granted to purchase shares of SonoSite stock to the officers named in this proxy statement. Mr. Goodwin received a grant to purchase 100,000 shares of our stock, and other officers named in this proxy statement received grants to purchase between 10,000 and 30,000 shares of our stock during 2001. These options were granted in connection with our annual review of officer compensation, and to increase the equity position of one of our newer executive officers, Mr. Schuh.


     The compensation committee has adopted a policy with respect to the application of Section 162(m) of the Internal Revenue Code, which generally imposes an annual corporate deduction limitation of $1,000,000 on the compensation of our executive officers. Pursuant to Section 162(m), compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code and approved by the Company's shareholders. The compensation committee expects that the cash compensation that SonoSite will pay to each of its executive officers will be below $1,000,000, and the compensation committee believes that stock options granted under the 1998 Plan will qualify as "performance-based compensation" pursuant to Section 162(m).


                                              Compensation Committee



                                              Jeffrey Pfeffer, Ph.D. (Chairman)
                                              Ernest Mario, Ph.D.
                                              Dennis A. Sarti, M.D.
                                              Richard S. Schneider, Ph.D.

                             AUDIT COMMITTEE REPORT


     Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the audit committee of our board of directors shall not be incorporated by reference into any such filing and shall not otherwise be deemed filed under either act.


     The audit committee of the board of directors is comprised of William G. Parzybok, Jr. (Chairman), Edward V. Fritzky and Steven R. Goldstein, M.D. The audit committee operates under a written charter adopted by the Board of Directors. SonoSite is in compliance with the listing standards of the National Association of Securities Dealers, Inc. on audit committee charters and composition.


     Our management is responsible for our internal controls and the financial reporting process. Our independent auditors, KPMG LLP, are responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report on its audit. The audit committee's responsibility is to monitor and oversee these processes. In addition, the audit committee recommends to the full board of directors the selection of our independent auditors.


     In this context, the audit committee has met and held discussions with management and the independent auditors. In addition, the members of the audit committee individually reviewed our financial statements before their filing with the SEC in our periodic reports on Forms 10-Q and 10-K. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The audit committee also discussed with the accountants the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."


     The audit committee also reviewed with SonoSite's independent auditors the written disclosures required by the Independence Standards Board's Standard No. 1 "Independence Discussions with Audit Committees," and considered the compatibility of nonaudit services and the fees paid by SonoSite for those services with the auditors' independence.


     Based on the audit committee's discussion with management and the independent auditors and its review of the representation of management and the report of the independent auditors to the audit committee, the audit committee recommended that the board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission.


                                          Audit Committee



                                          William G. Parzybok, Jr. (Chairman)
                                          Edward V. Fritzky
                                          Steven R. Goldstein, M.D.

                               PERFORMANCE GRAPH


     The following graph compares the cumulative total return on shares of SonoSite's common stock with the cumulative total return of the Nasdaq National Market, U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers Stocks Index for the period beginning on April 7, 1998, and ending on December 31, 2001.


                              [LINE CHART OMITTED]

                                            4/07/98      12/31/98      12/31/99       12/31/00       12/31/01
                                         ------------   ----------   ------------   ------------   ------------
SonoSite, Inc. .......................     $ 100.00     $  94.32       $ 287.50       $ 115.91       $ 233.55
Nasdaq National Market, U.S.
 Index ...............................     $ 100.00     $ 123.22       $ 229.00       $ 137.81       $ 109.32
Nasdaq Medical Devices,
 Instruments and Supplies,
 Manufacturers Stocks Index ..........     $ 100.00     $ 103.79       $ 125.70       $ 130.44       $ 142.26


     Assumes $100 invested in shares of SonoSite's common stock, the Nasdaq National Market, U.S. Index and the Nasdaq Medical Devices, Instruments and Supplies, Manufacturers Stocks Index, with all dividends reinvested. Stock price shown above for the common stock is historical and not indicative of future price performance.


            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE


     Section 16(a) of the Exchange Act requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.


     Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no forms were required for those persons, we believe that during the 2001 fiscal year, all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table summarizes information regarding the beneficial ownership of our outstanding common stock as of December 31, 2001, for:

     o each person or group that we know owns more than 5% of the common stock;

     o    each of our directors;

     o    each of our named executive officers; and

     o    all of our directors and executive officers as a group.

     Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission and includes shares over which the indicated beneficial owner exercises voting or investment power. Shares of common stock subject to options currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person. Except as otherwise indicated, we believe the beneficial owners of the common stock listed below, based on information furnished by them, have sole voting and investment power with respect to the number of shares listed opposite their names. As of December 31, 2001, 11,363,231 shares of common stock were issued and outstanding. The following officers and directors can be reached at our principal offices.




                                                                                Number of       Percent of
                                                                                 Shares           Shares
                                                                              Beneficially     Beneficially
Name and Address of Beneficial Owner                                              Owned           Owned
--------------------------------------------------------------------------   --------------   -------------
State of Wisconsin Investment Board (1) ..................................     1,955,477           17.21%
 121 East Wilson Street
 Madison, WI 53702
WM Advisors (1) ..........................................................     1,318,468           11.60
 1201 Third Avenue, Suite 1400
 Seattle, WA 98101
ICM Asset Management (1) .................................................       866,061            7.62
 601 West Main Avenue, Suite 600
 Spokane, WA 99201
Capital Guardian Trust Company (1) .......................................       630,200            5.55
 11100 Santa Monica Blvd.
 Los Angeles, CA 90025
Kevin M. Goodwin (2) .....................................................       157,184            1.38
Kirby L. Cramer (3) ......................................................        89,632               *
Jens U. Quistgaard, Ph.D. (4) ............................................        79,137               *
Dennis A. Sarti, M.D. (5) ................................................        50,000               *
Jacques Souquet, Ph.D. (6) ...............................................        43,387               *
Jeffrey Pfeffer, Ph.D. (7) ...............................................        27,800               *
William G. Parzybok, Jr. (8) .............................................        27,000               *
Michael J. Schuh (9) .....................................................        23,000               *
Edward V. Fritzky (8) ....................................................        21,000               *
Bradley G. Garrett (8) ...................................................        20,000               *
Ernest Mario, Ph.D. (10) .................................................        20,000               *
Steven R. Goldstein, M.D. (11) ...........................................        10,000               *
Richard S. Schneider, Ph.D. ..............................................            --              --
All directors and executive officers as a group (13 people) (12) .........       568,140            5.00

----------
*     Less than one percent.

(1)   Based on publicly available information as of December 31, 2001.

(2) Includes 127,500 shares subject to options exercisable within 60 days of December 31, 2001 and 10,602 shares held in an Individual Retirement Account.

(3) Includes 45,000 shares subject to options exercisable within 60 days of December 31, 2001 and 2,000 shares held by Mr. Cramer's spouse.

(4) Includes 77,637 shares subject to options exercisable within 60 days of December 31, 2001 and 1,500 shares held in an Individual Retirement Account.

(5) Includes 20,000 shares subject to options exercisable within 60 days of December 31, 2001 and 25,000 shares over which Dr. Sarti and his spouse share voting power and are held in the Sarti Family Trust.

(6) Includes 27,664 shares subject to options exercisable within 60 days of December 31, 2001.

(7) Includes 20,000 shares subject to options exercisable within 60 days of December 31, 2001 and 7,800 shares over which Dr. Pfeffer and his spouse share voting and dispositive power.

(8) Includes 20,000 shares subject to options exercisable within 60 days of December 31, 2001.

(9) Includes 20,000 shares subject to options exercisable within 60 days of December 31, 2001 and 1,000 shares held in an Individual Retirement Account.

(10) Includes 15,000 shares subject to options exercisable within 60 days of December 31, 2001 and 5,000 shares held by Dr. Mario's spouse.

(11) Includes 10,000 shares subject to options exercisable within 60 days of December 31, 2001.

(12) Includes 422,801 shares subject to options exercisable within 60 days of December 31, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Relationship with ATL Ultrasound. One of our directors, Jacques Souquet, is currently an executive officer of Philips Medical Systems, which acquired all of the outstanding shares of ATL in 1998. In connection with our spin-off from ATL, we entered into the following agreements with ATL that govern our relationship and provide for the allocation of certain liabilities and obligations arising from periods prior to the spin-off:

     Technology Transfer and License Agreement. We entered into a technology transfer and license agreement with ATL. Under this agreement, we took ownership of certain ultrasound technology developed as part of the DARPA grant and also patent rights, which had been established or were being pursued for that technology.

     As part of this agreement, we also entered into a cross-license whereby we have the exclusive right to use technology existing on the Distribution Date or developed by ATL during the three-year period following the Distribution Date in ultrasound devices weighing 15 pounds or less, and ATL has the exclusive right to use our technology existing on the Distribution Date or developed by us during the same three-year period in ultrasound devices weighing more than 15 pounds. On April 6, 2003, this license becomes nonexclusive and, except for the patented technology and registered software of each party, extends to all ultrasound devices regardless of weight.

     Our license from ATL bears a royalty equivalent to a percentage of the net sales of ultrasound products under fifteen pounds that use ATL technology. If prior to April 6, 2003, any single person or entity obtains, directly or indirectly, voting control of a majority of our common stock or the power to elect our entire board of directors, we will be required to pay $150 million to ATL. If at any time between April 6, 2003 and April 6, 2006, any single person or entity engaged in the medical diagnostic imaging business, other than through the sale or manufacture of our products, obtains, directly or indirectly, voting control of a majority of our common stock or the power to elect our entire board of directors, we will be required to pay $75 million to ATL.

     After this five-year period, each party's ongoing obligation with respect to the technology of the other will be to respect the patent and copyright rights of the other, although we will retain a license to use the previously licensed ATL technology in hand-carried systems and ATL will retain a license to use our previously licensed technology in full-size ultrasound systems.

     OEM Supply Agreement. We entered into an OEM Supply Agreement with ATL Ultrasound under which we have the option to have handheld ultrasound products and subassemblies manufactured exclusively for us by ATL Ultrasound in accordance with our specifications for a period up to five years from April 6, 1998. During 1999 and the first half of 2000, ATL produced many of our products, including our systems and most of our transducers. During the fourth quarter of 2000, we completed the transition of our manufacturing operations from ATL to our own facility. This included transferring equipment, personnel and inventory. As a result, ATL no longer manufactures product for us. We do not expect any further payments to be made to ATL as a result of this contract.


     Change-in-Control Agreements with our Executive Officers. We have entered into change-in-control agreements with Messrs. Garrett, Goodwin and Schuh and Dr. Quistgaard, our executive officers. See "Executive Compensation-- Change-in-Control Arrangements." We believe that the transactions described above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. Any future transactions between us and our officers, directors, principal shareholders and their affiliates will be subject to approval by a majority of our board of directors, including a majority of our independent and disinterested directors, and will be on terms that we believe are no less favorable to us than would be available from independent third parties.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The board of directors has selected KPMG LLP, certified public accountants, to act as our independent auditor for the fiscal year ending December 31, 2002. KPMG has been our auditor since 1998.

     A representative of KPMG is expected to be present at the annual meeting and will have the opportunity to make a statement, if the representative so desires. The representative will be available to respond to appropriate questions from shareholders.


                                FEE DISCLOSURES

     The following chart shows the aggregate fees billed to SonoSite for professional services in the named categories for the year ended December 31, 2001:




Fee                                           Amount
----------------------------------------   -----------
Audit fees .............................    $150,179
Audit-related fees .....................      11,082
Financial information systems design and
 implementation fees ...................           0
All other fees .........................      73,149
                                            --------
Total ..................................    $234,410

                                 OTHER BUSINESS

     The board of directors does not intend to present any business at the annual meeting other than as set forth in the accompanying notice of annual meeting of shareholders and has no present knowledge that any others intend to present business at the annual meeting. If, however, other matters requiring the vote of the shareholders properly come before the annual meeting or any adjournment or postponement thereof, the persons named in the accompanying proxy will have discretionary authority to vote the proxies held by them in accordance with their judgment as to such matters.


                            DEADLINE FOR RECEIPT OF
                 SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     Shareholder proposals intended for inclusion in the proxy materials for our 2003 annual meeting must be received by us no later than November 25, 2002 (the anniversary date of this year's proxy mailing minus 120 days).

     Pursuant to our bylaws, shareholders that intend to present a proposal that will not be included in the proxy materials must give written notice of the proposal to us no fewer than 90 days prior to the date of the 2003 annual meeting. If our 2003 annual meeting is scheduled for a date earlier than the first Tuesday in May then such notice must only be given within ten days after our first public disclosure of the scheduled meeting date. In addition, if we receive notice of a shareholder proposal after February 8, 2003 (the anniversary date of this year's proxy mailing minus 45 days), the persons named as proxies in the proxy materials will have discretionary authority to vote on such shareholder proposal.


     Such proposals should be directed to the Secretary, SonoSite, Inc., 21919 30th Drive S.E., Bothell, Washington 98021-3904.


                          ANNUAL REPORT AND FORM 10-K


     A copy of our combined annual report to shareholders and annual report on Form 10-K for the year ended December 31, 2001 accompanies this proxy statement. If you did not receive a copy you may obtain one without charge by writing or calling Investor Relations, SonoSite, Inc., 21919 30th Drive S.E., Bothell, Washington 98021-3904, (425) 951-1200.


                                          By order of the Board of Directors


                                          /s/ Michael J. Schuh
                                          Michael J. Schuh
                                          Vice President-Finance
                                          Chief Financial Officer and Secretary


Bothell, Washington
March 25, 2002


     Whether or not you plan to attend the annual meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. You may revoke your proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.


     Thank you for your attention to this matter. Your prompt response will greatly facilitate arrangements for the annual meeting.

                                                                      Appendix A


          AMENDED AND RESTATED 1998 OPTION, STOCK APPRECIATION RIGHT,
                               RESTRICTED STOCK,
                     STOCK GRANT AND PERFORMANCE UNIT PLAN


1. Purpose

     The purpose of the Plan is to enhance the long-term shareholder value of the Corporation by offering opportunities to selected persons to participate in the Corporation's growth and success, and to encourage them to remain in the service of the Corporation and its subsidiaries and to acquire and maintain stock ownership in the Corporation.


2. Definitions

     The following terms have the corresponding meanings for purposes of the
Plan:

     "Change in Control" means

     (a) a "Board Change." For purposes of the Plan, a Board Change shall have occurred if a majority of the seats (other than vacant seats) on the Corporation's Board of Directors (the "Board") were to be occupied by individuals who were neither (i) nominated by a majority of the Incumbent Directors nor (ii) appointed by directors so nominated. An "Incumbent Director" is a member of the Board who has been either (i) nominated by a majority of the directors of the Corporation then in office or (ii) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined in Section 2(b)) other than the Board; or

     (b) The acquisition by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Exchange Act) (a "Person") of "Beneficial Ownership" (within the meaning of Rule 13d3 promulgated under the Exchange Act) of (i) 20% or more of either (A) the then outstanding shares of common stock (the "Outstanding Corporation Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"), in the case of either (A) or (B) of this clause (i), which acquisition is not approved in advance by a majority of the Incumbent Directors or (ii) 33% or more of either (A) the Outstanding Corporation Common Stock or (B) the Outstanding Corporation Voting Securities, in the case of either (A) or (B) of this clause (ii), which acquisition is approved in advance by a majority of the Incumbent Directors; provided, however, that the following acquisitions shall not constitute a Change in
Control: (x) any acquisition by the Corporation, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, or (z) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and (iii) of the following subsection
(c) are satisfied; or

     (c) Approval by the shareholders of the Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding Corporation Common Stock and

Outstanding Corporation Voting Securities, as the case may be, (ii) no Person (excluding the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were Incumbent Directors at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

     (d) Approval by the shareholders of the Corporation of (i) a complete liquidation or dissolution of the Corporation or (ii) the sale or other disposition of all or substantially all of the assets of the Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding the Corporation and any employee benefit plan (or related trust) of the Corporation or such corporation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 33% or more of the Outstanding Corporation Common Stock or Outstanding Corporation Voting Securities, as the case may be) beneficially owns, directly or indirectly, 33% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of such corporation were approved by a majority of the Incumbent Directors at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Corporation.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the Committee provided for in Section 6, which shall administer the Plan.

     "Common Stock" means common stock, par value $0.01 per share, of the Corporation.

     "Corporation" means SonoSite, Inc., a Washington corporation.

     "Designated Beneficiary" means any person designated in writing by a Participant as a legal recipient of payments due under an award in the event of the Participant's death, or in the absence of such designation, the Participant's estate. Such designation must be on file with the Corporation in order to be effective but, unless the Participant has made an irrevocable designation, may be changed from time to time by the Participant.

     "Disability," unless otherwise defined by the Plan Administrator, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable, in the opinion of the Corporation, to perform his or her duties for the Corporation or its subsidiaries and to be engaged in any substantial gainful activity.

     "Early Retirement" means early retirement as that term is defined by the Plan Administrator from time to time for purposes of the Plan.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Fair Market Value" of the Common Stock as of any trading day means the average (rounded to the next highest cent in the case of fractions of a cent) of the high and low sales prices of the Common Stock as reported on such trading day by the Nasdaq National Market. If no sales price is reported for the Common Stock on such trading day, then "Fair Market Value" shall mean the highest bid price reported for the Common Stock on such trading day by the National Quotation Bureau Incorporated or any similar nationally recognized organization. The Committee, in its sole discretion, shall make all determinations required by this definition.

     "Participant" means an employee, director, consultant or independent contractor who has received an award under the Plan.

     "Payment Schedule" means the schedule adopted by the Committee in accordance with Section 13 with respect to an Award Cycle to govern determination of the Payment Value of a performance unit at the end of such Award Cycle in accordance with Section 13.

     "Payment Value" means the value, expressed in dollars, of a performance unit at the conclusion of an Award Cycle, determined in accordance with Section 13.

     "Plan" means this SonoSite, Inc. 1998 Option, Stock Appreciation Right, Restricted Stock, Stock Grant and Performance Unit Plan.

     "Restricted Stock" means the shares of Common Stock referred to in Section 11.

     "Retirement" means retirement as of the Participant's normal retirement date under the Corporation's 401(k) Plan or other similar successor plan applicable to salaried employees, unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan.

     "Withholding Tax" means any tax, including any federal, state or local income tax, required by any governmental entity to be withheld or otherwise deducted and paid with respect to the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants.

3. Stock Subject to the Plan

     There are reserved for issuance upon the exercise of options, for issuance of Restricted Stock and stock grant awards and for issuance upon the payment of performance units and stock appreciation rights under the Plan 2,000,000 shares of Common Stock, of which no more than an aggregate of 333,333 shares may be issued as Restricted Stock awards and stock grants under the Plan. Such shares may be authorized and unissued shares of Common Stock or shares now held or subsequently acquired by the Corporation. If any option or stock appreciation right granted under the Plan shall expire or terminate for any reason (including, without limitation, by reason of its surrender, pursuant to the third paragraph of Section 9(b) or otherwise, or cancellation, in whole or in part, pursuant to the provisions of Section 9(c) or otherwise or pursuant to
Section 10(f), or the substitution in place thereof of a new option or stock appreciation right) without having been exercised in full, the shares subject thereto shall again be available for the purposes of issuance under the Plan; provided, however, that for purposes of Section 4, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code. If shares of Restricted Stock shall be forfeited and returned to the Corporation pursuant to the provisions of Section 11, such shares shall again be available for the purposes of issuance under the Plan. In no event shall shares of Common Stock which, under the Plan, are authorized to be used in payment of performance unit awards be deemed to be unavailable for purposes of the Plan until such shares have been issued in payment thereof in accordance with the provisions of Section 13(g). Stock appreciation rights and performance unit awards providing for payments only in cash are not subject to the overall limitations referred to above.

4. Limitations

     Subject to adjustment from time to time as provided in Section 17, no more than 250,000 shares of Common Stock may be made subject to awards under the Plan to any individual in the aggregate in any one fiscal year of the Corporation.

5. Administration

     The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its discretion, to determine the individuals to whom, and the time or times at which, performance units or Restricted Stock shall be awarded and stock appreciation rights or options shall be granted (including, without limitation, whether such options shall be Incentive Stock Options or Nonqualified Stock Options or a combination thereof, as such terms are defined in Section 9(a)) and the number of units and/or shares to be covered by each such award or grant. Provided, however, that the Chief Executive Officer shall have the limited authority to grant Incentive Stock Options or Nonqualified Stock Options or a combination thereof, in an amount not to exceed 25,000 shares per individual per calendar year, to attract and retain nonofficer employees. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the Corporation's success and such other factors as the Committee in its discretion may deem relevant. Subject to the express provisions of the Plan, the Committee shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of Restricted Stock, performance unit, stock appreciation right and option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations of the matters referred to in this Section 5 shall be conclusive. The Corporation intends that administration of the Plan comply in all respects with Section 16(b) of the Exchange Act and Section 162(m) of the Code, and the rules and regulations promulgated thereunder. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to persons who are subject to Section 16 of the Exchange Act without so limiting or conditioning the Plan with respect to other persons.


6. The Committee

     The Board shall designate a Committee of members of the Board which shall meet the requirements of Section 16(b) of the Exchange Act and Section 162(m) of the Code. Currently, the Committee shall consist solely of two or more members of the Board who are outside, non-employee directors. If at any time an insufficient number of outside, non-employee directors is available to serve on such Committee, other directors may serve on the Committee; however, during such time, no options, stock appreciation rights or Restricted Stock shall be granted under the Plan to any person if the granting of such options, stock appreciation rights or Restricted Stock would not meet the requirements of
Section 16(b) of the Exchange Act or Section 162(m) of the Code.

     For purposes of this Section 6, a "non-employee" is a person who meets the definition of "non-employee director" as set forth in the rules and regulations promulgated under Section 16(b) of the Exchange Act or any successor rule or regulatory requirement. For purposes of this Section 6, an "outside director" is a person who meets the definition of "outside director" as set forth in the rules and regulations promulgated under Rule 162(m) of the Code or any successor rule or regulatory requirement. The Committee shall be appointed by the Board, which may from time to time appoint members of the Committee in substitution for members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.


7. Eligibility

     The Committee may award performance units and Restricted Stock and grant options and stock appreciation rights only to employees, directors, consultants or independent contractors (which term as used herein includes officers) of the Corporation and of its present and future subsidiary corporations ("subsidiaries"). Any person eligible under the Plan may receive one or more awards of performance units or Restricted Stock or one or more grants of options or stock appreciation rights, or any combination thereof, as the Committee shall from time to time determine, and such determinations may be different as to different Participants and may vary as to different awards and grants.


8. Performance Goals

     Awards under the Plan to persons subject to or anticipated to be subject to Section 162(m) of the Code shall be based on (i) individual targets set by the Committee in writing with respect to the relevant Performance Period (as defined below) and (ii) the Performance Goal or Goals (as defined below) for the Performance Period. In no event, however, shall any award to a Participant exceed (i) 250,000 shares in a fiscal year (subject to adjustment from time to time as provided in Section 17) or (ii) 200% of the annualized highest rate of base salary paid to any executive of the Company with respect to 2000 as reported in the Company's proxy statement for the 2001 annual meeting of shareholders with respect to a Performance Period. The Committee may reduce an individual's maximum award amount calculated under the preceding formula in its sole discretion.

     A "Performance Period" shall be, with respect to a participant, any period not exceeding 36 months, as determined by the Committee in its sole discretion. The Committee may establish different Performance Periods for different Participants, and the Committee may establish concurrent or overlapping Performance Periods. The "Performance Goals" may include one or more of the following: (i) earnings, (ii) earnings per share, (iii) revenue, (iv) expenses,
(v) net interest margin, and (vi) return on equity, each with respect to the Corporation and/or any operating unit or units of the Corporation, as determined by the Committee in its sole discretion. The Performance Goals may be adjusted in accordance with factors adopted by the Committee with respect to the Performance Period that relate to unusual items. The selection and adjustment of applicable Performance Goals, and the establishment of targets, shall be done in compliance with Section 162(m) of the Code. No award shall be made under the Plan unless and until the Committee certifies in writing the extent to which the Performance Goal or Goals applicable to a Participant have been achieved or exceeded.

     The terms of this Section 8 shall not apply to grants of stock options or stock appreciation rights under the Plan.


9. Option Grants

     (a) The Committee is authorized under the Plan, in its discretion, to issue options as "Incentive Stock Options" (as defined in Section 422 of the Code) or as "Nonqualified Stock Options" (all other options granted hereunder) and the options shall be designated as Incentive Stock Options or Nonqualified Stock Options in the applicable option agreement. Unless approved by the holders of a majority of the shares of the Corporation present in person or by proxy and entitled to vote thereon at a duly convened meeting of shareholders, the Committee shall not (a) grant any options under the terms of the Plan with a purchase price that is less than 100% of the Fair Market Value of the Common Stock on the date of grant or (b) reduce the purchase price of any option outstanding or to be granted in the future under the terms of the Plan; any amendment or repeal of the provisions of this sentence requires the affirmative vote of the holders of a majority of shares of the Corporation present at a duly convened shareholders' meeting in person or by proxy and entitled to vote thereon. Notwithstanding the previous sentence, any Nonqualified Stock Option may provide that the purchase price be equal to the average Fair Market Value of the Common Stock over any continuous period of trading days beginning and ending no more than 30 business days before or after the date such option is granted.

     (b) The Committee shall be authorized in its discretion to prescribe in the option grant the installments, if any, in which an option granted under the Plan shall become exercisable, provided that no option shall be exercisable prior to date that is the six months following the date of grant thereof except as provided in Sections 9(c), (d), (g), (h) and (i) or except as the Committee otherwise determines. In no case may an option be exercised as to less than 50 shares at any one time (or the remaining shares covered by the option if less than 50) during the term of the option. The Committee shall also be authorized to establish the manner of the exercise of an option. The term of each option shall be not more than 10 years from the date of grant thereof.

     In general, upon exercise, the option price is to be paid in full in cash; however, the Committee can determine at the time the option is granted for Incentive Stock Options or at any time prior to exercise for Nonqualified Stock Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised (i) in Common Stock owned by the option holder having a Fair Market Value on the date of exercise equal to the aggregate option price, or in a combination of cash and stock; provided, however, that payment in stock shall not be made unless such stock shall have been owned by the option holder for a period of at least six months prior thereto (or any shorter period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes); or (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker designated by the Corporation, all in accordance with the regulations of the Federal Reserve Board, to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise.

     In lieu of requiring an option holder to pay cash or stock and to receive in turn certificates for shares of Common Stock upon the exercise of a Nonqualified Stock Option, if the option so provides, the Committee may elect to require the option holder to surrender the option to the Corporation for cancellation as to all or any portion of the number of shares covered by the intended exercise and receive in exchange for such surrender a payment, at the election of the Committee, in cash, in shares of Common Stock or in a combination of cash and shares of Common Stock, equivalent to the appreciated value of the shares covered by the option surrendered for cancellation. Such appreciated value shall be the difference between the option price of such shares (as adjusted pursuant to Section 17) and the Fair Market Value of such shares, which shall for this purpose be determined by the Committee taking into consideration all relevant factors, but which shall not be less than the Fair Market Value of such shares on the date on which the option holder's notice of exercise is received by the Corporation. Upon delivery to the Corporation of a notice of exercise of option, the Committee may avail itself of its right to require the option holder to surrender the option to the Corporation for cancellation as to shares covered by such intended exercise. The Committee's right of election shall expire, if not exercised, at the close of business on the fifth business day following the delivery to the Corporation of such notice. Should the Committee not exercise such right of election, the delivery of the aforesaid notice of exercise shall constitute an exercise by the option holder of the option to the extent therein set forth, and payment for the shares covered by such exercise shall become due immediately.

     (c) In the event that a Participant's services for the Corporation or one of its subsidiaries shall cease and the termination of such individual's service is for cause, the option shall automatically terminate upon first notification to the option holder of such termination of services, unless the Committee determines otherwise, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date. For purposes of this Section 9(c), "cause" is defined as a determination by the Committee that the option holder (i) has committed a felony, (ii) has engaged in an act or acts of deliberate and intentional dishonesty resulting or intended to result directly or indirectly in improper material gain to or personal enrichment of the individual at the Corporation's expense, or (iii) has willfully disobeyed the Corporation's appropriate rules, instructions or orders, and such willful disobeyance has continued for a period of 10 days following notice thereof from the Corporation.

     In the event of the termination of the services of the holder of an option because of Retirement, Early Retirement at the Corporation's request or Disability, he may (unless such option shall have been previously terminated pursuant to the provisions of the preceding paragraph or unless otherwise provided in his option grant) exercise such option at any time prior to the expiration of the option, (i) in the event of Disability or Retirement, to the extent of the number of shares covered by such option, whether or not such shares had become purchasable by him at the date of the termination of his services and (ii) in the event of Early Retirement at the Corporation's request, to the extent of the number of shares covered by such option at such time or times as such option becomes purchasable by him in accordance with its terms. (Although the option may be exercised after Retirement, Early Retirement at the Corporation's request or Disability, under Section 422 of the Code, if the option has been designated as an Incentive Stock Option, it must be exercised within three months after the date of Retirement or Early Retirement or one year after the termination of employment due to Disability in order to qualify for incentive stock option tax treatment. For purposes of the preceding sentence, Disability shall mean "disability" as that term is defined for purposes of Section 422 of the Code.)

     In the event of the death of an individual to whom an option has been granted under the Plan, while he is performing services for the Corporation or a subsidiary, the option theretofore granted to him (unless his option shall have been previously terminated pursuant to the provisions of this Section 9(c) or unless otherwise provided in his option grant) may, subject to the limitations described in Section 9(f), be exercised by his Designated Beneficiary, by his legatee or legatees of the option under his last will, or by his personal representatives or distributees, at any time within a period of one year after his death, but not after the expiration of the option, to the extent of the remaining shares covered by his option whether or not such shares had become purchasable by such an individual at the date of his death. In the event of the death of an individual (i) during the 30-day period, or the 90-day period, as applicable, following termination of his services or (ii) following termination of his services by reason of Retirement, Early Retirement at the Corporation's request or Disability, then the option (if not previously terminated pursuant to the provisions of this Section 9(c)) may be exercised during the one-year period following termination of his services or during the remaining term of the option, respectively, but not after the expiration of the option, by his Designated Beneficiary, by his legatee under his last will, or by his personal representative or distributee, but only to the extent of the number of shares purchasable by such Participant pursuant to the provisions of
Section 9(d) at the date of termination of his services.

     In the event of the termination of the services of the holder of an option, other than by reason of Retirement, Early Retirement at the Corporation's request, Disability or death, he may (unless his option shall have been previously terminated pursuant to the provisions of this Section 9(c) or unless otherwise provided in his option grant) exercise his option at any time within 30 days after such termination, if such option was granted prior to February 8, 2001, or within 90 days after such termination, if such option was granted on or after February 8, 2001, or such longer period as determined by the Committee, but not after the expiration of the option, to the extent of the number of shares covered by his option which were purchasable by him at the date of the termination of his services, and such option shall automatically terminate upon the date of such termination of services for all shares which were not purchasable upon such date.

     (d) Notwithstanding the foregoing provisions, the Committee may determine, in its sole discretion, in the case of any termination of services, that the holder of an option may exercise such option to the extent of some or all of the remaining shares covered thereby whether or not such shares had become purchasable by such an individual at the date of the termination of his services and may exercise such option at any time prior to the expiration of the original term of the option, except that such extension shall not cause any Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option without the consent of the option holder. Options granted under the Plan shall not be affected by any change of relationship with the Corporation so long as the holder continues to be an employee, consultant or independent contractor of the Corporation or of a subsidiary; however, a change in a participant's status from an employee to a nonemployee (e.g., consultant or independent contractor) shall result in the termination of an outstanding Incentive Stock Option held by such participant in accordance with Section 9(c). The Committee, in its absolute discretion, may determine all questions of whether particular leaves of absence constitute a termination of services; provided, however, that with respect to Incentive Stock Options, such determination shall be subject to any requirements contained in the Code. Nothing in the Plan or in any option granted pursuant to the Plan shall confer on any individual any right to continue in the employ or other service of the Corporation or any other person or interfere in any way with the right of the Corporation or any other person to terminate his employment or other services at any time.

     (e) The date of grant of an option pursuant to the Plan shall be the date specified by the Committee at the time it grants such option, provided that such date shall not be prior to the date of such action by the Committee and that the price shall be determined in accordance with Section 9(a) on such date. The Committee shall promptly notify a grantee of an award and a written option grant shall promptly be duly executed and delivered by or on behalf of the Corporation.

     (f) In the event an optionee is granted Incentive Stock Options that in the aggregate entitle the optionee to purchase, in the first year such options become exercisable (whether under their original terms or as a result of the occurrence of an Acceleration Event, as defined below), Common Stock of the Corporation, any parent corporation or any subsidiary of the Corporation having a Fair Market Value (determined as of the time such options are granted) in excess of $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. Such limitation shall not apply if the Internal Revenue Service publicly rules, issues a private ruling to the Corporation, any optionee of the Corporation or any legatee, personal representative or distributee of an optionee or states in proposed, temporary or final regulations that provisions which allow the full exercise of an optionee's Incentive Stock Options upon the occurrence of the relevant Acceleration Event do not violate Section 422(d) of the Code. An "Acceleration Event" means (i) a determination of the Committee to allow an optionee to exercise his options in full upon termination of his employment or other service as provided in Section 9(c) or (d), (ii) the death of an optionee while he is employed by the Corporation or a subsidiary, (iii) any Change in Control, or (iv) the optionee's termination of employment or other service under circumstances that will allow him to exercise options not otherwise exercisable pursuant to
Section 9(i).

     (g) Notwithstanding any contrary waiting period, installment period or other limitation or restriction in any option agreement or in the Plan, in the event of a Change in Control, each option outstanding under the Plan shall thereupon become exercisable at any time during the remaining term of the option, but not after the term of the option, to the extent of the number of shares covered by the option, whether or not such shares had become purchasable by the Participant thereunder immediately prior to such Change in Control.

     (h) Anything in the Plan to the contrary notwithstanding, during the 90-day period from and after a Change in Control (x) an optionee (other than an optionee who initiated a Change in Control in a capacity other than as an officer or a director of the Corporation) who is an officer or a director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to an option that was granted at least six months prior to the date of exercise pursuant to this sentence and is unaccompanied by a stock appreciation right and (y) any other optionee who is not an officer or a director with respect to an option that is unaccompanied by a stock appreciation right shall, unless the Committee shall determine otherwise at the time of grant, have the right, in lieu of the payment of the full purchase price of the shares of Common Stock being purchased under the option and by giving written notice to the Corporation, to elect (within such 90-day period) to surrender all or part of the option to the Corporation and to receive in cash an amount equal to the amount by which the amount determined pursuant to Section 9(d) hereof on the date of exercise (determined as if the optionee had exercised a limited stock appreciation right on such date) shall exceed the purchase price per share under the option multiplied by the number of shares of Common Stock granted under the stock option as to which the right granted by this sentence shall have been exercised. Such written notice shall specify the optionee's election to purchase shares granted under the option or to receive the cash payment referred to in the immediately preceding sentence.

     (i) Notwithstanding the foregoing provisions, the optionee's employment or other contract with the Corporation may provide that upon termination of his employment or other services for other than cause or for "good reason" (as defined in his contract), all stock options shall become immediately exercisable.

10. Stock Appreciation Rights

     (a) Stock appreciation rights may be paid upon exercise in cash, Common Stock or any combination thereof, as the Committee in its sole discretion may determine. A stock appreciation right is an incentive award that permits the holder to receive (per share covered thereby) an amount equal to the amount by which the Fair Market Value of a share of Common Stock on the date of exercise exceeds the Fair Market Value of such share on the date the stock appreciation right was granted.

     (b) The Committee may grant a stock appreciation right separately or in tandem with a related option and may grant both "general" and "limited" stock appreciation rights. A general stock appreciation right granted in tandem with a related option will generally have the same terms and provisions as the related option with respect to exercisability, and the base price of such a stock appreciation right will generally be equal to the option price under the related option. Upon the exercise of a tandem stock appreciation right, the related option will be deemed to be exercised for all purposes of the Plan and vice versa.

     (c) A general stock appreciation right granted separately and not in tandem with any option will have such terms as the Committee may determine. Unless approved by the holders of a majority of the shares of the Corporation present in person or by proxy and entitled to vote thereon at a duly convened meeting of shareholders, the Committee shall not (a) grant any stand-alone stock appreciation rights under the terms of the Plan with a base price that is less than 100% of the Fair Market Value of the Common Stock on the date of grant, determined as in Section 9(a) in the case of a Nonqualified Stock Option, or (b) reduce the base price of any stock appreciation right outstanding or to be granted in the future under the terms of the Plan; any amendment or repeal of the provisions of this sentence requires the affirmative vote of the holders of a majority of shares of the Corporation present at a duly convened shareholders' meeting in person or by proxy and entitled to vote thereon. The term of a stand-alone stock appreciation right may not be greater than 10 years from the date it was granted.

     (d) A limited stock appreciation right may be exercised only during the 90 calendar days immediately following the date of a Change in Control. For the purpose of determining the amount payable upon exercise of a limited stock appreciation right, the fair market value of the Common Stock will be equal to the higher of (x) the highest Fair Market Value of the Common Stock during the 90-day period ending on the date the limited stock appreciation right is exercised and (y) whichever of the following is applicable:

       (i) the highest per share price paid in any tender or exchange offer which is in effect at any time during the 90 calendar days preceding the exercise of the limited right;

       (ii) the fixed or formula price for the acquisition of shares of Common Stock in a merger or similar agreement approved by the Corporation's shareholders or Board, if such price is determinable on the date of exercise; and

       (iii) the highest price per share paid to any shareholder of the Corporation in a transaction or group of transactions giving rise to the exercisability of the limited right. In no event, however, may the holder of a limited stock appreciation right granted in tandem with a related Incentive Stock Option receive an amount in excess of the maximum amount which will enable the option to continue to qualify as an Incentive Stock Option without the consent of the Participant.

     (e) Limited stock appreciation rights are payable only in cash. General stand-alone stock appreciation rights are payable only in cash, unless the Committee provides otherwise at the time of grant. General stock appreciation rights granted in tandem with a related option are payable in cash, Common Stock or any combination thereof, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, and to the extent required by Rule 16b-3 promulgated under Section 16(b) of the Exchange Act, a payment, in whole or in part, of cash upon exercise of a stock appreciation right may be made to an optionee who is an officer or director of the Corporation (within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) only if (i) the right was granted at least six months prior to the date of exercise (except that in the event of the death or Disability of the optionee prior to the expiration of the six-month period, this limitation shall not apply) and (ii) the optionee's election to receive cash in settlement of the right and the exercise of the right are made (a) during the period beginning on the third business day following the date of release for publication of the quarterly or annual summary statements of sales and earnings of the Corporation and ending on the twelfth business day following such date,
(b) six months prior to the date the stock appreciation right becomes taxable or (c) during the 90-day period from and after a Change in Control.

     (f) Unless otherwise provided by the Committee at the time of grant, the provisions of Section 9 relating to the termination of the service of a holder of an option shall apply equally, to the extent applicable, to the holder of a stock appreciation right.


11. Restricted Stock Awards

     (a) The consideration to be received for shares of Restricted Stock issued hereunder out of authorized but unissued shares or shares subsequently acquired by the Corporation shall be equal to cash in an amount equal to the par value thereof and past services for the Corporation. The recipient of Restricted Stock shall be recorded as a shareholder of the Corporation, at which time the Corporation, at its discretion, may either issue a Restricted Stock Certificate or make a book entry credit in the Corporation's stock ledger to evidence the award of such Restricted Stock, and the Participant shall have, subject to the provisions hereof, all the rights of a shareholder with respect to such shares and receive all dividends or other distributions made or paid with respect to such shares; provided, that the shares themselves, and any new, additional or different shares or securities which the recipient may be entitled to receive with respect to such shares by virtue of a stock split or stock dividend or any other change in the corporate or capital structure of the Corporation, shall be subject to the restrictions hereinafter described.

     (b) During a period of months following the date of grant, as determined by the Committee, which shall in no event be less than six months (the "Restricted Period"), the Restricted Stock or any rights thereto may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of by the recipient, except in the event of death or the transfer thereof to the Corporation under the provisions of the next succeeding paragraph. In the event of the death or Retirement of the recipient during the Restricted Period, such restrictions shall immediately lapse, and the recipient or, in the case of the recipient's death, his Designated Beneficiary, the legatee under his last will or his personal representative or distributee shall be free to transfer, encumber or otherwise dispose of the Restricted Stock. In the event of the Early Retirement at the Corporation's request of the recipient during the Restricted Period, such restrictions shall continue until they lapse in accordance with the terms of the grant.

     Except as provided in Section 11(c), in the event that, during the Restricted Period, the service of the recipient by the Corporation or one of its subsidiaries is terminated for any reason (including termination with or without cause by the Corporation or such subsidiary or resignation by the recipient), other than termination of service due to the Retirement, Early Retirement at the Corporation's request or death of the recipient, then the shares of Restricted Stock held by him shall be forfeited to the Corporation and the recipient shall immediately transfer and return to the Corporation the certificates, if any have been issued to him, representing all the Restricted Stock and the recipient's rights as a shareholder with respect to the Restricted Stock shall cease, effective with such termination of service. Notwithstanding the foregoing, the recipient's service contract with the Corporation may provide that upon termination of his service for other than cause or for good reason, all Restricted Stock shall cease to be subject to such restrictions.

     A recipient's rights to Restricted Stock may not be assigned or transferred except upon death by will, descent or distribution. In the event of any attempt by the recipient to sell, exchange, transfer, pledge or otherwise dispose of shares of Restricted Stock in violation of the provisions hereof, such shares shall be forfeited to the Corporation.

     (c) Notwithstanding the Restricted Period contained in the grant of Restricted Stock, in the event of a Change in Control (as defined in Section
2), all restrictions on shares of Restricted Stock shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.

     (d) Notwithstanding anything contained in the Plan to the contrary, the Committee may determine, in its sole discretion, in the case of any termination of a recipient's service, that the restrictions on some or all of the shares of Restricted Stock awarded to a recipient shall immediately lapse and such Restricted Shares shall become immediately transferable and nonforfeitable.


12. Stock Grant Awards

     (a) Each nonofficer employee of the Corporation is eligible to receive a grant of Common Stock as a stock bonus (i) at the end of each fiscal year or
(ii) if the employee terminates prior to year-end, at the time of termination. The number of shares to be granted shall be determined by setting a percentage of the employee's salary at the fiscal year-end or time of termination and dividing that amount by the price per share of the Common Stock or by any other method determined by the Committee. For this purpose, the price for the Common Stock shall be the Fair Market Value on the date of grant and each grant shall be for full shares only; any fractional shares resulting from this calculation shall be disregarded. The consideration to be received for shares of Common Stock issued under this Section 12(a) shall be cash in an amount equal to the par value thereof and past services for the Corporation.

     (b) In addition, each recipient of a stock grant under Section 12(a) may be granted a cash award at the time the shares are issued in an amount sufficient to offset the recipient's estimated tax liabilities arising from the issuance of the Common Stock under Section 12(a).

     (c) Determinations regarding eligibility for grants under Section 12(a), the amount of individual grants of Common Stock, the amount of the cash offset award, the interpretation of Section 12 and all other matters relating to the administration of Section 12 are within the sole discretion of the Committee.


13. Performance Unit Awards

     (a) Performance units which are awarded to a Participant shall have a "unit base value," expressed in dollars, determined by the Committee on the day on which the award is granted and generally determined to be the Fair Market Value of the Common Stock on such day. The performance units will also have a Payment Value at the end of the applicable Performance Period contingent upon the attainment of the Performance Goals during the Performance Period.

     (b) In determining the number of performance units to be awarded, the Committee shall take into account a person's responsibility level, performance, potential, cash compensation level and such other considerations as it deems appropriate.

     (c) Except as otherwise provided in Section 13(l), an award of performance units to a Participant shall terminate for all purposes if the services of the Participant for the Corporation or one of its subsidiaries ceases during the Performance Period, except in the case of death, Disability or Early Retirement at the request of the Corporation, in which case (and provided that the Participant at the time of death, Disability or Early Retirement as aforesaid shall have maintained his employment or other qualifying relationship with the Corporation or one of its subsidiaries continuously during the period commencing on the date the award was granted and ending on the first anniversary thereof) the Participant will be entitled to payment (such payment to be made in accordance with the provisions of Section 13(d)) of the same portion of the Payment Value of the award the Participant would otherwise have been paid (such Payment Value, if any, to be determined at the conclusion of the applicable Performance Period in accordance with the provisions of Sections 13(a) and 13(e) unless otherwise provided in Section 13(l)) as the portion of the Performance Period during which the Participant maintained such relationship with the Corporation bears to the full

Performance Period. Under particular circumstances, the Committee may make other determinations with respect to Participants whose services do not meet the foregoing requirements, including the waiver of any of the requirements of this subsection (c) relating to periods of continuous service.

     (d) Except as otherwise provided in Section 13(l), unless the Committee otherwise determines, no payment with respect to performance units will be made to a Participant prior to the end of such Participant's Performance Period; provided, however, that if a Participant should die during an Performance Period and his award shall not have been terminated hereunder prior to his death, such Participant's Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee may elect instead, subject to the approval of the Committee, to have the pro rata portion of the Participant's Payment Value determined by the Committee as of the end of the year during which such Participant's death occurred, based upon application of the Payment Schedule to the part of the Performance Period which shall have elapsed (for such purpose, the cumulative growth rate or improvement achieved in the applicable performance measures to the end of the fiscal year in which death occurs will be assumed to continue for the Performance Period), in which event such pro rata portion shall be paid in cash or Common Stock, as provided in Section 13(g), as soon as practicable following such year (or in such number of installments as shall have been requested by the Participant and approved by the Committee) to such Participant's Designated Beneficiary or legal representative.

     (e) Except as otherwise provided in Section 13(d) in the case of death, or in Section 13(l) in the case of a Change in Control, a Participant's interest in any performance units awarded to him shall mature on the last day of the Performance Period for such award. The Payment Value of a performance unit shall be the dollar amount calculated on the basis of the Payment Schedule applicable to such Performance Period.

     (f) The total amount of Payment Value due a Participant at the conclusion of an Performance Period shall be paid on such date following the conclusion of such Performance Period as the Committee shall designate, except as specifically otherwise provided in the Plan; provided, however, that the Committee shall have authority, if it deems appropriate, to defer payment (in cash or in stock or both in specified percentages) of the Payment Value due a Participant if the Participant shall request the Committee to do so at any time prior to the last year of the Performance Period for such award. In respect of awards made or to be made in one or more deferred installments in cash, interest shall be credited semiannually on each such award at a rate to be determined semiannually by the Committee, but in no event shall such rate be less than the average rate on 10-year AAA new industrial corporate bonds during each such semiannual period as calculated on the basis of the average of such rates for each calendar week ending during the period January 1 through June 30 and July 1 through December 31; provided that awards made during any such six-month period shall be credited on the basis of the average rate for that period; and provided further that installments paid during any six-month period shall be credited with interest on the basis of the average rate for the next preceding six-month period. in each case adjusted for the number of days such award was to be credited. Unless paid to the recipient of such award at the time credited, interest at the foregoing rate shall be credited on the interest so credited until so paid. The foregoing minimum interest rate for any award that is payable in one or more deferred installments under the Plan may not be modified without the prior written consent of the Participant.

     Whenever an award is made in one or more deferred installments in Common Stock, the Committee may determine that there shall be credited on such award an amount equivalent to the dividends which would have been paid with respect to such shares of Common Stock if they had been issued and outstanding. Such dividend equivalents shall be credited on the dividend record dates until certificates for such shares shall have been delivered to the recipient of such award or until such earlier date as the Committee may determine.

     Such interest and dividend equivalents shall be paid to the recipient of any such award in cash (or in property if the related dividend shall have been in property) at such time or times during the deferred period of such award or at the same time as the cash or shares of Common Stock to which such interest and dividend equivalents apply, all as the Committee shall determine. The Committee may also determine that any such dividend equivalents may be used to purchase additional shares of outstanding Common Stock (such shares to be valued for such purpose at Fair Market Value on the dividend record date) to be added to the shares of Common Stock covered by such award and held subject to the same terms and conditions, including provisions relating to the payment of amounts equivalent to dividends thereon.

     (g) Except as otherwise provided in Section 13(l), the Committee in its discretion may determine at the time of grant or at the end of the Performance Period as to each Participant whether the payment of the Payment Value due a Participant shall be made (i) in cash, (ii) in shares of Common Stock (valued at the average Fair Market Value of the Common Stock for the five trading days immediately preceding the date of payment), or (iii) in a combination of cash and shares of Common Stock so valued.

     (h) If the payment of any award shall be deferred until after the termination of the services of the recipient by the Corporation or one of its subsidiaries, the cash or Common Stock covered by such award, together with any deferred interest or dividend equivalents thereon, shall be delivered in not more than 20 annual installments, commencing not later than the January 31 after such termination of services (or such other date as the Committee from time to time shall determine), all as the Committee may determine. If the payment of an award under the Plan is deferred, such payment thereafter may be accelerated so that such payment shall be made immediately or at such earlier time or in such less number of installments, in each case as the Committee may from time to time determine, but only with the prior written consent of the Participant.

     (i) A Participant to whom any award has been made shall not have any interest beyond that of a general creditor of the Corporation in the cash or Common Stock awarded, or in any interest or dividend equivalents credited to him until the cash has been paid to him or the certificates for the Common Stock have been delivered to him, as the case may be, in accordance with the provisions of the Plan.

     (j) In the case of the death of the recipient of an award, before or after the termination of his services, any unpaid installments of such deferred award shall pass to the Designated Beneficiary, the legatee under the Participant's last will, his personal representative or his distributee. Unpaid installments of a deferred award shall be paid either in the same installments as originally provided or otherwise as the Committee may determine in individual cases.

     (k) Subject to the provisions of Section 13(l), in any case in which payment of an award is to be made in Common Stock, the Corporation shall have the right, in lieu of delivering the certificate or certificates for any or all of the stock which would otherwise be deliverable to the Participant pursuant to the Plan, to pay to such Participant on the date on which such certificate or certificates would otherwise be deliverable an amount in cash equal to the Fair Market Value of such Common Stock on such date or dates as may be determined by the Committee, but not more than five trading days prior to such date, all as the Committee may determine in individual cases.

     (l) Anything herein to the contrary notwithstanding, in the event of a Change in Control, with respect to any unmatured performance unit awards which a Participant held immediately prior to such Change in Control, the Participant will be entitled to immediate payment in cash (unless payment of such performance unit awards shall be deferred in accordance with Section 13(f), in which event the amount provided to be payable by this Section 13(l) shall also be so deferred) in an amount equal to the value of such units determined in accordance with the Payment Schedule applicable to such awards, based on the cumulative, growth rate in the Corporation's reported earnings per share for all previously elapsed fiscal years, if any, included in the Performance Periods for such awards and the actual or presumed cumulative growth rate in the earnings per share for the balance of each Performance Period, determined as follows: (i) if such Change in Control occurs prior to the completion of the first fiscal year of an Performance Period, the cumulative growth rate to be utilized for the balance of the Performance Period shall be the cumulative growth rate in the Corporation's earnings per share in the four fiscal years preceding the first year and (ii) if such Change in Control occurs during any subsequent fiscal year of an Performance Period, the cumulative growth rate to be utilized for the balance of the Performance Period shall be the cumulative growth rate of the preceding fiscal year(s) in that Performance Period prior to the fiscal year in which occurs the Change in Control. In the event that a performance measure other than earnings per share is employed, similar adjustments shall be made for such holders of unmatured performance units. The Committee may in its discretion determine that such historical financial data are not appropriate or not available and may use the latest budgets, projections, forecasts or plans for the Corporation or its business units or subsidiaries. Except as expressly set forth in this Section 13(l), upon the occurrence of a Change in Control, no change(s) shall be made in the terms of any performance unit (including, without limitation, its unit base value, Payment Value or performance criteria) or in the underlying accounting assumptions or practices for purposes of determining the amount due thereunder, which change(s) would lessen the value of any performance unit to the holder thereof.


14. Withholding Taxes

     In connection with the transfer of shares of Common Stock as a result of the exercise of a Nonqualified Stock Option or stock appreciation right, the payment of performance units or the award of Restricted Stock or stock grants, the Corporation (a) shall not issue a certificate for such shares until it has received payment from the Participant of any Withholding Tax in cash or by the retention or acceptance upon delivery thereof by the Participant of shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax and (b) shall have the right to retain or sell without notice, or to demand surrender of, shares of Common Stock in value sufficient to cover any Withholding Tax. The Corporation shall have the right to withhold from any cash amounts due from the Corporation to the award recipient pursuant to the Plan an amount equal to the Withholding Tax. In either case, the Corporation shall make payment (or reimburse itself for payment made) to the appropriate taxing authority of an amount in cash equal to the amount of such Withholding Tax, remitting any balance to the Participant. For purposes of this Section 13, the value of shares of Common Stock so retained or surrendered shall be equal to the Fair Market Value of such shares on the date that the amount of the Withholding Tax is to be determined (the "Tax Date"), and the value of shares of Common Stock so sold shall be the actual net sale price per share (after deduction of commissions) received by the Corporation.

     Notwithstanding the foregoing, the Participant may elect, subject to approval by the Committee, to satisfy the obligation to pay any Withholding Tax, in whole or in part, by providing the Corporation with funds sufficient to enable the Corporation to pay such Withholding Tax or by having the Corporation retain or accept upon delivery thereof by the Participant shares of Common Stock sufficient in Fair Market Value to cover the amount of such Withholding Tax. Each election by a Participant to have shares retained or to deliver shares for this purpose shall be in writing and made on or prior to the Tax Date.


15. Transferability and Ownership Rights of Options, Stock Appreciation Rights and Performance Units

     No option or stock appreciation right granted or performance unit awarded under the Plan shall be transferable otherwise than pursuant to the designation of a Designated Beneficiary or by will, descent or distribution, and an option or stock appreciation right may be exercised, during the lifetime of the holder thereof, only by him. The holder of an option, stock appreciation right or performance unit award shall have none of the rights of a shareholder until the shares subject thereto or awarded thereby shall have been registered in the name of such holder on the transfer books of the Corporation.


16. Holding Periods

     In order to obtain certain tax benefits afforded to incentive stock options under Section 422 of the Code, an optionee must hold the shares issued upon the exercise of an incentive stock option for two years after the date of grant of the option and one year from the date of exercise. An optionee may be subject to the alternative minimum tax at the time of exercise of an incentive stock option.

The Committee may require an optionee to give the Corporation prompt notice of any disposition in advance of the required holding period of shares of Common Stock acquired by exercise of an incentive stock option. Tax advice should be obtained when exercising any option and prior to the disposition of the shares issued upon the exercise of any option.


17. Adjustments Upon Changes in Capitalization

     Except as otherwise provided in Section 9(g) and Section 13(l), in the event of any changes in the outstanding stock of the Corporation by reason of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distribution to shareholders other than cash dividends, the Committee shall make such adjustments, if any, in light of the change or distribution as the Committee in its sole discretion shall determine to be appropriate, (i) in the number and class of shares or rights subject to options and stock appreciation rights and the exercise prices of the options and stock appreciation rights covered thereby, (ii) in the number of shares of Common Stock covered by a performance unit award for which certificates have not been delivered, any dividend equivalents to which deferred awards of Common Stock are entitled, and the performance measures established by the Committee under Section 13(a), and
(iii) the maximum number and class of shares or rights that may be subject to awards to any individual as set forth in Section 4. In the event of any such change in the outstanding Common Stock of the Corporation, the aggregate number and class of shares available under the Plan and the maximum number of shares as to which options may be granted and stock appreciation rights or performance units awarded and the maximum number of shares of Restricted Stock which may be awarded shall be appropriately adjusted by the Committee.


18. Amendment and Termination

     Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of performance units, stock appreciation rights, or Restricted Stock or options shall be made after, April 5, 2008; provided, however, that such termination shall have no effect on awards of performance units, stock appreciation rights, Restricted Stock or options made prior thereto. The Plan may be terminated, modified or amended by the shareholders of the Corporation. The Board of Directors of the Corporation may also terminate the Plan, or modify or amend the Plan in such respects as it shall deem advisable in order to conform to any change in any law or regulation applicable thereto, or in other respects; however, to the extent required by applicable law or regulation, shareholder approval will be required for any amendment which will (a) materially increase the total number of shares as to which options may be granted or which may be used in payment of performance unit awards or stock appreciation right awards under the Plan or which may be issued as Restricted Stock, (b) materially change the class of persons eligible to receive awards of performance units or Restricted Stock and grants of stock appreciation rights or options, (c) materially amend Section 8 of the Plan, or
(d) otherwise require shareholder approval under any applicable law or regulation. In addition, as specified in Sections 9(a) and 10(c) of the Plan, any amendment or repeal of the applicable provisions of such Sections requires the affirmative vote of the holders of a majority of shares of the Corporation present at a duly convened shareholders' meeting in person or by proxy and entitled to vote thereon. The amendment or termination of the Plan shall not, without the consent of the recipient of any award under the Plan, alter or impair any rights or obligations under any award theretofore granted under the Plan.


19. Effectiveness of the Plan

     The Plan shall become effective on April 6, 1998. The Committee may in its discretion authorize the awarding of performance units and Restricted Stock and the granting of options and stock appreciation rights, the payments, issuance or exercise of which, respectively, shall be expressly subject to the conditions that (a) the shares of Common Stock reserved for issuance under the Plan shall have been duly listed, upon official notice of issuance, upon each stock exchange in the United States upon which the Common Stock is traded and
(b) a registration statement under the Securities Act of 1933, as amended, with respect to such shares shall have become effective.

Adopted by the Board on April 3, 1998, and approved by the Company's shareholders on April 3, 1998. The Plan became effective on April 6, 1998. Amended by the Board on June 8, 1998. Plan amended and restated by the Board on February 24, 1999. Shareholder approval of Sections 3 and 4 obtained on May 6, 1999. Plan amended and restated by the Board on February 8, 2001, September 6, 2001, and on February 13, 2002. Shareholder approval of amendments to Section 3
and of new Section 8 was obtained on April    , 2002.

SONOSITE, INC.
C/O PROXY SERVICES
P.O. BOX 9112
FARMINGDALE, NY 11735

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Sonosite, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                  SONO81   KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


SONOSITE, INC.

     The Board of Directors recommends a vote
     "For the Nominees" in Item 1.

     1. Election of 10 directors
        Nominees:
        01) Kirby L. Cramer                  06) William G. Parzybok, Jr.
        02) Kevin M. Goodwin                 07) Jeffrey Pfeffer, Ph.D.
        03) Edward V. Fritzky                08) Dennis A. Sarti, M.D.
        04) Steven R. Goldstein, M.D.        09) Richard S. Schneider, Ph.D.
        05) Ernest Mario, Ph.D.              10) Jacques Souquet, Ph.D.

     For      Withhold        For All
     All         All          Except

     [ ]         [ ]            [ ]


     To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.


     -------------------------------------------------------------------

     The Board of Directors recommends a vote "For" the amendments in Item 2 and Item 3.


                                                                                         For   Against   Abstain

     2.  APPROVAL OF AMENDMENT OF 1998 OPTION, STOCK APPRECIATION RIGHT, RESTRICTED      [ ]      [ ]       [ ]
         STOCK, STOCK GRANT AND PERFORMANCE UNIT PLAN TO ADD PERFORMANCE GOAL
         CRITERIA AND TO SPECIFY THE MAXIMUM AMOUNT FOR CERTAIN AWARDS.

     3.  APPROVAL OF AMENDMENT OF 1998 OPTION STOCK APPRECIATION RIGHT, RESTRICTED       [ ]      [ ]       [ ]
         STOCK, STOCK GRANT AND PERFORMANCE UNIT PLAN TO INCREASE NUMBER OF SHARES
         ISSUABLE.

Please sign exactly as your name appears hereon. Attorneys, trustees, executors and other fiduciaries acting in a representative capacity should sign their names and give their titles. An authorized person should sign on behalf of corporations, partnerships, associations, etc. and give his or her title. If your shares are held by two or more persons, each person must sign. Receipt of the notice of meeting and proxy statement is hereby acknowledged.



          I plan to attend the meeting                         [ ]


-------------------------------------------    --------------------------------
Signature [PLEASE SIGN WITHIN BOX]  Date       Signature (Joint Owners) Date

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                 SONOSITE, INC.

            This Proxy is solicited by the Board of Directors for the
                 Annual Meeting of Shareholders - April 30, 2002


     The undersigned hereby appoint(s) Kevin M. Goodwin and Michael J. Schuh, and each of them as proxies, with full power of substitution, to represent and vote as designated, all shares of common stock of SonoSite, Inc., held of record by the undersigned on March 13, 2002, at the annual meeting of shareholders of the Company to be held at SonoSite's principal executive offices at 21919-30th Drive S.E., Bothell, Washington 98021 at 9:00 a.m. on Tuesday, April 30, 2002, with authority to vote upon the matters listed on the reverse side, and with discretionary authority as to any other matters that may properly come before the meeting or any adjournment or postponement thereof.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS IN THE SPACE PROVIDED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN ITEM 1, "FOR" ITEM 2 AND "FOR" ITEM 3.